UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12
☐    Preliminary Proxy Statement

Sonder Holdings Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee previously paid with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)1) and 0-11.

SONDER HOLDINGS INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 6, 2023

April 19, 2023
Dear Stockholder:
Please join us for the annual meeting of stockholders (the Annual Meeting) of Sonder Holdings Inc. (the Company) to be held on Tuesday, June 6, 2023 at 3:00 p.m. (Pacific Daylight Time). The Annual Meeting will be a completely “virtual meeting” of stockholders. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/SOND2023 and entering the 16‐digit control number included in our notice of Internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials.
The Annual Meeting is being held for the following purposes:
1.    To elect the nominees for Class II director named in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders (the Proxy Statement) to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified;
2.    To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023; and
3.    To conduct any other business properly brought before the Annual Meeting.
These items of business are more fully described in the Proxy Statement.
The record date for the Annual Meeting is Friday, April 14, 2023 (the Record Date). Only stockholders of record at the close of business on the Record Date may vote at the Annual Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on
June 6, 2023 at 3:00 p.m. Pacific Time
The annual meeting will be conducted virtually via live audio webcast. You will be able to attend the annual meeting virtually by visiting www.virtualshareholdermeeting.com/SOND2023
The Proxy Statement and annual report to stockholders are available at: www.proxyvote.com.

By Order of the Board of Directors
General Counsel and Secretary
San Francisco, CA

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING, WHICH WILL BE HELD VIRTUALLY VIA THE INTERNET. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT TO US. PLEASE VOTE AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. YOU MAY VOTE YOUR SHARES BY TELEPHONE OR OVER THE INTERNET AS INSTRUCTED IN THESE MATERIALS. IF YOU RECEIVED A PROXY CARD OR VOTING INSTRUCTION CARD BY MAIL, YOU MAY SUBMIT YOUR PROXY CARD OR VOTING INSTRUCTION CARD BY COMPLETING, SIGNING, DATING AND MAILING YOUR PROXY CARD OR VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST USE THE CONTROL NUMBER INCLUDED ON YOUR NOTICE OF INTERNET AVAILABILITY OR YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

SONDER HOLDINGS INC.
PROXY STATEMENT FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

Sonder Holdings Inc.
101 15th Street
San Francisco, CA 94103

PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I being provided with these materials?
This proxy statement (Proxy Statement) and the enclosed proxy card and annual report are first being sent to stockholders on or about April 19, 2023 in connection with the solicitation by the Board of Directors (the Board or Board of Directors) of Sonder Holdings Inc. of proxies to be voted at our Annual Meeting of Stockholders scheduled to be held on June 6, 2023 at 3:00 p.m (Pacific Daylight Time) (the Annual Meeting), and at any postponements or adjournments of the Annual Meeting.
The Notice of Internet Availability of Proxy Materials (Notice of Internet Availability) containing instructions on how to access this Proxy Statement, the accompanying notice of annual meeting and form of proxy, and our annual report, is first being sent or given on or about on or about April 19, 2023 to all stockholders of record as of April 14, 2023. The proxy materials and our annual report can be accessed as of April 19, 2023 by visiting www.proxyvote.com.
This year the Annual Meeting will be a completely “virtual” meeting of stockholders. You are invited to attend the Annual Meeting online, vote your shares electronically, and submit your questions during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/SOND2023. You will need the 16‐digit control number provided on the Notice of Internet Availability of Proxy Materials or your proxy card (if applicable).
Who is Sonder Holdings Inc.?
The original Sonder Holdings Inc., now Sonder Holdings LLC (Legacy Sonder), was launched in 2014 with the mission is to revolutionize hospitality through design and technology. On January 18, 2022, Legacy Sonder consummated a business combination (the Business Combination) with Gores Metropoulos II, Inc., a Delaware corporation and a special purpose acquisition company (GM II), whereby Legacy Sonder became a wholly owned subsidiary of GM II, and GM II changed its name to Sonder Holdings Inc.
In this Proxy Statement, unless the context requires otherwise, references to “Sonder,” the “Company,” “we,” “us,” and “our,” and similar references refer to Sonder Holdings Inc. and its wholly owned subsidiaries following the Business Combination and to Legacy Sonder prior to the Business Combination.
Why is Sonder holding a virtual meeting?
We have adopted a virtual meeting format for the Annual Meeting this year to provide a consistent experience to all stockholders regardless of geographic location and enhance stockholder access and engagement.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to “Notice and Access” rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending the Notice of Internet Availability to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability free of charge or request to receive a printed set of the proxy materials for the Annual Meeting. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the proxy materials or our annual report in the mail unless you specifically request these materials.
We provided some of our stockholders, including stockholders who have previously asked to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of the Notice of Internet Availability. If you received paper copies of the proxy materials, we encourage you to help us save money and reduce the environmental impact of delivering paper proxy materials to stockholders by signing up to receive all of your future proxy materials electronically.
We expect that this Proxy Statement and the other proxy materials will be available to stockholders on or about April 19, 2023.
What does it mean if I receive more than one Notice of Internet Availability?
If you receive more than one Notice of Internet Availability, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice of Internet Availability to ensure that all of your shares are voted.
How do I attend the Annual Meeting?
Stockholders as of the Record Date are invited to participate in the completely virtual Annual Meeting which will be conducted via live webcast. You are entitled to participate in the Annual Meeting only if you were a Sonder stockholder of record as of the close of business on the Record Date, if a control number was included on your Notice of Internet Availability or proxy card, or if you hold a valid proxy for the Annual Meeting.
You will be able to participate in and to vote your shares online at the Annual Meeting by visiting www.virtualshareholdermeeting.com/SOND2023. To participate in the Annual Meeting, you will need the 16-digit control number included on the Notice of Internet Availability, on your proxy card or in the instructions that accompanied your proxy materials. The Annual Meeting webcast will begin promptly at 3:00 p.m. (Pacific Daylight Time). Online access and check-in will begin at 2:45 p.m. (Pacific Daylight Time), and you should allow sufficient time for the online check-in procedures.
We are holding the Annual Meeting online and providing internet voting to provide expanded access and to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your voting instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
Will I be able to participate in the virtual Annual Meeting on the same basis I would be able to participate in a live annual meeting?
The online meeting format for our Annual Meeting will enable full and equal participation by all our stockholders from any place in the world at little to no cost. We designed the format of our virtual Annual Meeting to ensure that our stockholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools.

What can I do if I need technical assistance during the Annual Meeting?
If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting log-in page.
Who can vote at the Annual Meeting?
Only stockholders of record of our common stock and special voting common stock (which we refer to collectively as common stock) at the close of business on the Record Date of April 14, 2023, will be entitled to vote at the Annual Meeting. On the Record Date, there were 219,282,857 shares of common stock outstanding and entitled to vote. You have one vote for each share of common stock held by you as of the Record Date.
Stockholders of Record. If shares of our common stock are registered directly in your name with Sonder’s transfer agent, Computershare, Inc., you are considered “stockholder of record” with respect to those shares, and you may vote those shares at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.
Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker, bank or other nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless a control number was included on your Notice of Internet Availability or unless you request and obtain a valid proxy from your broker, bank or other nominee.
Is there a list of registered stockholders entitled to vote at the Annual Meeting?
A list of registered stockholders entitled to vote at the Annual Meeting will be made available for examination by any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the Annual Meeting. If you would like to inspect the stockholder list, please contact Investor Relations at ir@sonder.com to make arrangements.
What am I voting on?
There are two matters scheduled for a vote at the Annual Meeting:
•Election of two Class II directors; and
•Ratification of the selection by the Board of Directors of Deloitte & Touche LLP (Deloitte) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
What if another matter is properly brought before the Annual Meeting?
As of the date of this Proxy Statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares for which you grant your proxy on those matters in accordance with their best judgment.
What is the Board’s voting recommendation?
The Board recommends that you vote your shares:
•    “FOR” the election of all nominees for director; and
•   “FOR” the ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

How do I vote and what are the voting deadlines?
With regard to the election of directors, you may either vote “For” all nominees to the Board or you may “Withhold” your vote for any or all of the nominees. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are described below, based on the form of ownership of your shares:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote your shares online at the Annual Meeting or vote by proxy (by telephone, through the Internet or by mail) without attending the Annual Meeting.
•To vote by proxy through the Internet, go to the website www.proxyvote.com and follow the instructions provided on the website, 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Time, on June 5, 2023. You will need the 16-digit Control Number included on your proxy card to obtain your records and to create an electronic voting instruction form.
•To vote by proxy over the telephone, dial 1-800-690-6903 using a touch-tone phone and follow the recorded instructions, 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Time, on June 5, 2023. You will need the 16-digit Control Number included on your proxy card in order to vote by telephone.
•To vote by proxy through the mail, complete, sign and date the enclosed proxy card and return it in the pre-paid envelope provided to you, which must be received prior to the Annual Meeting.
•To vote online at the Annual Meeting, attend the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/SOND2023. You will need your 16-Digit Control Number that is included in your proxy card or the instructions that accompanied your proxy materials in order to enter the Annual Meeting and to vote during the Annual Meeting.
Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online at the Annual Meeting even if you have already voted by proxy. Voting at the Annual Meeting will have the effect of revoking your previously submitted proxy (see “Can I change my vote or revoke my proxy after submitting my proxy?” below).
Street Name Stockholder: Beneficial Owner of Shares Registered in the Name of Broker, Bank or Other Nominee
If you are a street name stockholder, you should have received the Notice of Internet Availability containing voting instructions from your broker, bank, or other nominee rather than from Sonder. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If your voting instruction form or notice of internet availability of proxy materials indicates that you may vote your shares through the proxyvote.com website, then you may vote those shares at the Annual Meeting with the control number indicated on that voting instruction form or notice of internet availability of proxy materials. Otherwise, you may not vote your shares at the Annual Meeting unless you follow the instructions included with your proxy material and obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy after submitting my proxy?
Yes. You can change your vote or revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record for your shares, you may change your vote or revoke your proxy before the Annual Meeting in any one of the following ways (subject to the applicable deadlines for each method as set forth above under “How do I vote and what are the voting deadlines?”):
•    You may submit another properly completed and signed proxy card with a later date.
•    You may submit a subsequent proxy by telephone or through the Internet.
•    You may send a timely written notice that you are revoking your proxy to Sonder’s Secretary or Chief Executive Officer at 500 E 84th Ave., Suite A-10, Thornton, CO, 80229.
•    You may virtually attend the Annual Meeting and vote electronically by going to www.virtualshareholdermeeting.com/SOND2023 and using your unique control number that was included in the Notice of Internet Availability that you received in the mail. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or Internet proxy is the one that is counted, so long as it is provided within the applicable deadline.
If you are a street name stockholder, you should follow the instructions provided by your broker, bank or other nominee to change your vote or revoke your proxy.
What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?
We must vote your shares as you have instructed. If you are a stockholder of record and you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with the Board recommendations stated above, namely:
•“FOR” the election of all nominees for director; and
•“FOR” the ratification of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
If other matters properly come before the Annual Meeting, or any adjournment or postponement thereof, and you do not provide specific voting instructions, your shares will be voted as recommended by the Board.
If you are a street name stockholder, you must provide voting instructions to your broker, bank or other nominee in accordance with their instructions in order for your shares to be properly voted. Please see “What are broker non-votes?” below regarding the ability of brokers, banks and other such holders of record to vote the uninstructed shares of their clients or other beneficial owners in their discretion and for an explanation of broker non-votes.
What are “broker non-votes”?
Broker non-votes can occur when a street name stockholder does not give instructions to their broker, bank or other nominee. Under rules that govern brokers, banks, and other agents that are record holders of company stock held in brokerage accounts for their clients who beneficially own such shares, if the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered “routine” (discretionary matters), but cannot vote the shares with respect to “non-routine” (non-discretionary) matters. A “broker non-vote” occurs when a broker, bank, or other nominee submits a proxy for the Annual Meeting but does not vote on a particular proposal because they either (i) do not choose to exercise their discretionary voting power or (ii) do not have discretionary voting power with respect to that proposal and have not received instructions from the beneficial owner.

Proposal No. 1 (Election of Directors) is the only proposal in this Proxy Statement that is not considered a routine matter, and without your instructions, your broker cannot vote your shares. Where brokers, banks, and other nominees do not have discretionary voting power, broker non-votes are not considered “present.” The other proposal is considered a routine matter.
How many votes are needed to approve each proposal?
•Proposal No. 1 (Election of Directors): Directors are elected by a plurality vote, which means that the two director nominees with the greatest number of votes cast, even if less than a majority, will be elected to the Board. There is no cumulative voting.
•Proposal No. 2 (Ratification of Appointment of Independent Auditors): Approval of Proposal No. 2 requires the affirmative vote of a majority of the voting power of the shares cast in person or represented by proxy at the Annual Meeting.

Proposal	Vote Required	Discretionary Voting Allowed?
No. 1. Election of Directors	Plurality	No
No. 2. Ratification of the Selection of the Company’s Independent Registered Public Accounting Firm	Majority Cast	Yes
None of the proposals, if approved, entitles stockholders to appraisal rights under Delaware law or our charter.
What is the effect of withhold authority votes, abstentions and broker non-votes?
Withhold Authority Votes: Shares subject to instructions to withhold authority to vote on the election of directors will not be voted. This will have no effect on Proposal No. 1 (Election of Directors) because, under plurality voting rules, the two director nominees receiving the highest number of “FOR” votes will be elected.
Abstentions: Under Delaware law (under which Sonder is incorporated), abstentions are counted as shares present and entitled to vote at the Annual Meeting for purposes of determining existence of a quorum, but they are not counted as votes cast. Because abstentions are not considered votes cast, an abstention will not have any effect on the outcome of Proposal No. 1 (Election of Directors) or Proposal No 2. (Ratification of the Selection of Deloitte as our Independent Registered Public Accounting Firm).
Broker Non-Votes: Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting. However, because broker non-votes are not entitled to vote on non-routine proposals under Delaware law, they will have no effect on the outcome of the vote on Proposal No. 1 (Election of Directors). Proposal No. 2 (Ratification of the Selection of Deloitte as our Independent Registered Public Accounting Firm) should be considered a routine or “discretionary” matter on which your broker, bank or other nominee will be able to vote on your behalf even if it does not receive instructions from you and, therefore, no broker non-votes are expected to exist in connection with Proposal No. 2. If you hold your shares in street name and you do not instruct your broker, bank or other nominee how to vote your shares for Proposal No. 1, no votes will be cast on your behalf for that proposal. Therefore, it is critical that you indicate your vote on Proposal No. 1 if you want your vote to be counted. Your broker, bank or other nominee will be able to vote on Proposal No. 2 even if it does not receive instructions from you, so long as it holds your shares in its name.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid stockholder meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present online (by remote communication) or represented by proxy at the Annual Meeting. On the Record Date, there were 219,282,857 shares outstanding and entitled to vote. Thus, the holders of at least 109,641,429 shares must be present online (by remote communication) or represented by proxy at the Annual Meeting to have a quorum. Abstentions and “broker non-votes” that are present and entitled to vote are counted for purposes of determining a quorum.

If there is no quorum, then either the chair of the Annual Meeting or the holders of a majority of the shares present at the Annual Meeting in person or represented by proxy may adjourn the meeting to another date.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. Francis Davidson, our Chief Executive Officer, and Philip Rothenberg, our General Counsel and Secretary, have been designated as proxy holders for the Annual Meeting by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board on the proposals as described above. If any other matters are properly brought before the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, then the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.
Who will solicit proxies on behalf of the Board and who is paying for such solicitation?
Our Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.
When are stockholder proposals for inclusion in our proxy statement for next year’s annual meeting due?
Stockholders wishing to present proposals for inclusion in the proxy statement for our 2024 annual meeting of stockholders (the 2024 Annual Meeting) pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the Exchange Act), must submit their proposals so that they are received by our Corporate Secretary at 500 E 84th Ave., Suite A-10 Thornton, CO, 80229, Attn: Corporate Secretary no later than Thursday, December 21, 2023.
When are other proposals and stockholder nominations for next year’s annual meeting due?
With respect to proposals and nominations not to be included in the proxy statement for the 2024 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act, our Amended and Restated Bylaws (our Bylaws) provide that stockholders who wish to nominate a director or propose other business to be brought before the stockholders at an annual meeting of stockholders must notify our Corporate Secretary by a written notice, which notice must be received no earlier than 8:00 a.m., local time, on the 120th day and no later than 5:00 p.m., local time, on the 90th day prior to the day of the first anniversary of the preceding year’s annual meeting of stockholders. Stockholders wishing to submit director nominations or proposals for consideration at the 2024 Annual Meeting under these provisions of our Bylaws must submit their nominations or proposals so that they are received by our Corporate Secretary not earlier than 8:00 a.m. (Pacific Time) on February 7, 2024 and not later than 5:00 p.m. (Pacific Time) on March 8, 2024 in order to be considered. In the event that the 2024 Annual Meeting is to be held on a date that is not within 25 days of the one-year anniversary of the Annual Meeting, then a stockholder’s notice must be received by our Corporate Secretary no earlier than 8:00 a.m. (Pacific Time) on the 120th day prior to the day of the 2024 Annual Meeting and no later than 5:00 p.m. (Pacific Time) on the later of the 90th day prior to the day of the 2024 Annual Meeting or, if the first public announcement of the date of the 2024 Annual Meeting is less than 100 days prior to the date of the 2024 Annual Meeting, on the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting was first made by the Company.
Nominations or proposals should be sent in writing to our Corporate Secretary at 500 E 84th Ave., Suite A-10 Thornton, CO, 80229, Attn: Corporate Secretary. A stockholder’s notice to nominate a director or bring any other business before the 2024 Annual Meeting must set forth certain information, which is specified in our Bylaws. In addition, the notice must contain the information required by, and otherwise comply with, Rule 14a-19(b) of the Exchange Act, if applicable. A complete copy of our Bylaws can be found in the Investors section of our website at

investors.sonder.com under “Corporate Governance—Documents and Charters.” Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
How are votes counted?
A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspector of election.
Will my vote be kept confidential?
Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be reported in a Current Report on Form 8-K (Form 8-K) that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to report the preliminary voting results within four business days after the Annual Meeting and to file an additional Form 8-K (or an amendment to the Form 8-K reporting the preliminary voting results) to report the final voting results within four business days after the final voting results are known to us.
How can I contact Sonder’s transfer agent?
You may contact our transfer agent, Computershare Inc., by telephone at 1-800-736-3001 or by writing Computershare Inc., at P.O. Box 43006, Providence, RI 02940-3078. You may also access instructions with respect to certain stockholder matters (e.g., change of address) via the Internet at www.computershare.com.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
The Board of Directors knows of no matters to come before the Annual Meeting other than the matters referred to in this Proxy Statement. However, if any other matters should properly come before the meeting, the persons named in the enclosed proxy intend to vote in accordance with their best judgment. Other than the election of directors, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Annual Meeting as described in this Proxy Statement.

PROPOSAL NO. 1: ELECTION OF DIRECTORS
The Company’s Board of Directors is presently comprised of eight members, who are divided into three classes, designated as Class I, Class II and Class III. One class of directors is elected by the stockholders at each annual meeting to serve from the time of their election until the third annual meeting of stockholders following their election. Class I directors consist of Francis Davidson, Nabeel Hyatt, and Prashant (Sean) Aggarwal; Class II directors consist of Gilda Perez-Alvarado and Michelle Frymire; and Class III directors consist of Janice Sears, Frits van Paasschen, and Sanjay Banker.
The Nominating, Corporate Governance, and Social Responsibility Committee of the Board (the Governance Committee) has renominated each of our Class II directors, Mses. Perez-Alvarado and Frymire, as nominees for a three-year term expiring at the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Each of Mses. Perez-Alvarado and Frymire is currently a director of the Company and was recommended by a third-party search firm.
Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The two nominees receiving the highest number of affirmative votes will be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. If any nominee should become unavailable to serve for any reason, it is intended that votes will be cast for a substitute nominee designated by the Governance Committee and approved by the Board. We have no reason to believe that Ms. Perez-Alvarado or Ms. Frymire will be unable to serve if elected.

Nominees for Director, Continuing Directors, and Persons Chosen to Become Director
The following table sets forth summary information about each of our director nominees and continuing directors as of March 31, 2023.

Name	Age	Director Since(1)	Current Term Expires	Position	Independent	AC	CC	NCG
Nominees
Gilda Perez-Alvarado	42	September 2021	2023 Annual Meeting	Director	Yes	—	—	M
Michelle Frymire	56	September 2022	2023 Annual Meeting	Director	Yes	M	—	C
Continuing Directors
Frits van Paasschen(2)	62	February 2020	2024 Annual Meeting	Director	Yes	M	C	—
Janice Sears	62	August 2021	2024 Annual Meeting	Director	Yes	C, F	M	—
Sanjay Banker	48	January 2023	2024 Annual Meeting	Director; Senior Advisor	No	—	—	—
Francis Davidson(3)	30	January 2014	2025 Annual Meeting	Director; Chief Executive Officer	No	—	—	—
Nabeel Hyatt	46	February 2016	2025 Annual Meeting	Director	Yes	—	—	M
Prashant (Sean) Aggarwal	57	October 2022	2025 Annual Meeting	Director	Yes	—	M	M

AC: Audit Committee	C: Chair
CC: Compensation Committee	M: Member
NCG: Nominating, Corporate Governance, and Social Responsibility Committee	F: Financial Expert
___________________
(1)    For Mses. Perez-Alvarado and Sears and Messrs. Davidson, Hyatt, and van Paasschen, this date reflects the date the director was appointed to the board of directors of Legacy Sonder (the Legacy Board). All directors of the Legacy Board became directors of the Company at the closing of the Business Combination on January 18, 2022.
(2)    Lead Independent Director.
(3)    Chairperson of the Board.
A brief biography of each nominee for director, continuing director and person chosen to become director is also set forth below, which includes information, as of the date of this Proxy Statement, regarding the specific and particular experience, qualifications, attributes or skills of each nominee for director and continuing director that led the Governance Committee to believe that the director should continue to serve on the Board.
Director Nominees
Gilda Perez-Alvarado
Gilda Perez-Alvarado has served as one of Sonder’s directors since the closing of the Business Combination in January 2022 and previously served as one of Legacy Sonder’s directors since September 2021. Ms. Perez-Alvarado currently serves as the Global Chief Executive Officer of JLL for the Hotels & Hospitality industry, a real estate advisor, where she has worked since October 2004. She concurrently leads the group’s Global Hotel Desk, a specialized team of cross-border investment sales professionals based in the Middle East, Asia Pacific, the Americas and Europe. Prior to that, from May 2002 to September 2004, Ms. Perez-Alvarado worked for the Hospitality and Leisure advisory practice of PricewaterhouseCoopers, a professional services firm. She serves on the board of directors of Blackstone Mortgage Trust (NYSE: BXMT), a real estate investment trust. Ms. Perez-Alvarado holds a B.S. in Hotel Administration from Cornell University and an M.B.A. from Instituto de Empresa (IE Business School).

The Board has nominated Ms. Perez-Alvarado because of her global experience in the real estate and hospitality industries and her extensive knowledge of hotel real estate finance.
Michelle Frymire
Michelle Frymire has served as one of Sonder’s directors since September 2022. Ms. Frymire most recently served as Chief Executive Officer of CWT (formerly Carlson Wagonlit Travel), a travel management platform, from May 2021 to May 2022. Ms. Frymire was responsible for leading the company through and beyond the impact of the pandemic, driving the company’s global strategy and overseeing significant investment in the company’s product and technology platforms. As a travel management platform, CWT was heavily impacted by the COVID-19 pandemic and with the support of nearly all of its debtholders the company filed a pre-packaged Chapter 11 bankruptcy on November 11, 2021 in the U.S. Bankruptcy Court for the Southern District of Texas. CWT’s plan of reorganization was approved by the Bankruptcy Court the following day, on November 12, 2021, and CWT was able to exit Chapter 11 on November 19, 2021. Previous to serving as the CEO, Ms. Frymire was President and CFO and was responsible for driving global business strategy and transformation by building an integrated and collaborative approach to business support and change across CWT. She oversaw the accounting and finance, procurement, real estate, enterprise strategy and planning, human resources and technology functions globally for CWT. Prior to joining CWT in January 2019, Ms. Frymire was Chief Financial Officer for U.S. Risk Insurance Group, LLC, a privately owned specialty lines underwriting manager and wholesale broker, from 2017 to 2019. From 2015 to 2017 she served as Chief Financial Officer for Service King Collision Repair Centers. From 2009 to 2015 she served in a variety of roles for The Service Master Companies, Inc., most recently as Vice President, Corporate FP&A and Strategy. From 2009 to 2013, Ms. Frymire was Chief Financial Officer for TruGreen and from 2005 to 2009, Ms. Frymire was Chief Financial Officer, Vacation Ownership for Starwood Hotels & Resorts Worldwide, Inc. From 1998 to 2005, Ms. Frymire served in a variety of roles for Delta Air Lines, Inc., including Vice President, Finance, Marketing, International, Network and Technology. Prior to this, Ms. Frymire was the Managing Director, Financial Planning, Analysis and Systems for Continental Airlines from 1994 to 1998. Lastly, from 1991 to 1994, Ms. Frymire was Senior Financial Analyst, FP&A with American Airlines Group, Inc. Ms. Frymire serves as director on the board of directors and as a member of the audit and nominating & governance committees of Spirit Realty Capital, Inc. (NYSE: SRC), a real estate investment trust, and as a director on the board of directors and as a member of the audit committee of Cedar Fair, L.P. (NYSE: FUN), an owner and operator of amusement parks, water parks and hotels located in the U.S. and Canada. Ms. Frymire received a B.A. in Economics from Austin College and an M.B.A. from the University of Texas at Austin McCombs School of Business.
The Board has nominated Ms. Frymire because of her extensive experience in finance and financial expertise, knowledge and experience in internal and external risk oversight, and executive leadership and management experience in the travel industry.
Continuing Directors
Frits van Paasschen
Frits van Paasschen has served as one of Sonder’s directors since the closing of the Business Combination in January 2022 and previously served as one of Legacy Sonder’s directors since February 2020. From September 2007 to February 2015, Mr. van Paasschen served as the President and Chief Executive Officer of Starwood Hotels and Resorts Worldwide, LLC, a hotel company acquired by Marriott International, Inc. Prior to joining Starwood, he was the President and Chief Executive Officer of Coors Brewing Company from February 2005 to September 2007. He serves on the board of directors at Royal DSM, a Netherlands-based science company specializing in nutrition and health, Williams-Sonoma, Inc., a consumer retail company specializing in kitchen-wares and home furnishings, and Crown PropTech Acquisitions, a special purpose acquisition company. Mr. van Paasschen also serves on the board of directors of several private companies and as an advisor to a global investment firm. Mr. van Paasschen holds a B.A. in Economics and Biology from Amherst College and an M.B.A. from Harvard Business School
Mr. van Paasschen brings to the Board his extensive knowledge of the real estate and hospitality industries and his international experience.

Janice L. Sears
Janice L. Sears has served as one of Sonder’s directors since the closing of the Business Combination in January 2022 and previously served as one of Legacy Sonder’s directors since August 2021. From April 1988 to January 2009, Ms. Sears served in a variety of positions at Banc of America Securities, an investment bank, including as Managing Director, Western Region Head in the Real Estate, Gaming & Lodging Investment Banking Group. She concurrently served as the San Francisco Market President for Bank of America, a financial services company. Prior to this, Ms. Sears was a Real Estate Economist at both Chemical Bank and Citicorp. She serves on the board of directors as Audit Committee Chair and a member of the Compensation Committee at Invitation Homes Inc. (NYSE: INVH), a single-family home rental business. Ms. Sears also serves on the board of directors as Audit Committee Chair and a member of the Compensation Committee at IQHQ, Inc., a life sciences real estate investment trust. Ms. Sears previously served on the board and as Audit Committee Chair of both Essex Property Trust Inc. (NYSE: ESS), a multi-family real estate investment trust, and BioMed Realty Trust (acquired by Blackstone, 2016), a life sciences real estate investment trust. She has also served on the board of several non-profit organizations and private companies, including Board Chair of The Swig Company, an owner of office buildings in New York and California. Ms. Sears holds a B.A. in both Economics and Marketing from the University of Delaware.
Ms. Sears brings to the Board her extensive financial background and experience working in the commercial real estate industry.
Sanjay Banker
Sanjay Banker has served as one of Sonder’s directors and a Senior Advisor to Sonder since January 2023. Mr. Banker previously served as the Company’s President and Chief Financial Officer from January 2022 to December 2022, and prior to this, served the Company’s predecessor company as Chief Financial Officer since January 2019 and also its President since September 2020. Prior to joining the Company, Mr. Banker was with TPG Growth, an investment firm, from March 2013 to January 2019, where he served most recently as a Partner. From September 2004 to March 2013, he was with Bain Capital, an investment firm, where he served most recently as a Principal. Prior to that, Mr. Banker was with McKinsey & Company, a management consulting firm, from September 1996 to August 2004, where he served most recently as an Engagement Manager. Mr. Banker holds a B.S. in Economics from the Wharton School at the University of Pennsylvania and an M.B.A. from Harvard Business School.
Mr. Banker brings to the Board his perspective and experience as our former President and Chief Financial Officer, and his extensive financial background and experience.
Francis Davidson
Francis Davidson has served as our Chief Executive Officer and Chairperson of the Board since the closing of the Business Combination in January 2022. Mr. Davidson co-founded Legacy Sonder and previously served as its Chief Executive Officer and Chairperson since January 2014. Mr. Davidson attended McGill University where he studied Philosophy and Economics. In the summer of 2012, after his first year at McGill University, Mr. Davidson sublet his college apartment to vacationers in Montreal. Over the next two years, he went on to manage the empty apartments of other students in many different cities, ultimately leaving McGill to pursue Sonder full-time with a vision to redefine hospitality by bringing exceptional stays everywhere.

Mr. Davidson brings to the Board his perspective and experience as our current Chief Executive Officer and as the Chief Executive Officer and a co-founder of Legacy Sonder.

Nabeel Hyatt
Nabeel Hyatt has served as one of Sonder’s directors since the closing of the Business Combination in January 2022 and previously served as one of Legacy Sonder’s directors since February 2016. Mr. Hyatt joined Spark Capital, a venture capital firm, in February 2012 and currently serves as a General Partner. He has served on the boards of several privately-held companies. From August 2010 to February 2012, Mr. Hyatt served as the General Manager of Zynga Inc., a social game developer. Prior to this, from March 2007 to August 2010, Mr. Hyatt served as the Chief Executive Officer of Conduit Labs, an early social gaming company he co-founded that was acquired by Zynga. Mr. Hyatt studied Computer Science at Purdue University and holds a B.A. in Design from the Maryland Institute College of Art
Mr. Hyatt brings to the Board his operational experience in the technology industry and extensive knowledge of high-growth companies.
Prashant (Sean) Aggarwal
Prashant (Sean) Aggarwal has served as one of Sonder’s directors since October 2022. Mr. Aggarwal has served as the Chief Executive Officer of Soar Capital LLC, where he focuses on investment in early stage technology companies, since March 2012. From November 2011 to February 2015, Mr. Aggarwal served as Chief Financial Officer at Trulia, Inc., an online real estate company. From June 2008 to October 2011, Mr Aggarwal served as the VP of Finance at PayPal, Inc., an online payments company. From March 2003 to May 2008, Mr. Aggarwal worked at eBay Inc. in various finance roles including Vice President of Finance. Prior to Ebay Inc., Mr. Aggarwal served as Director of Finance at Amazon.com, Inc, an e-commerce company. Mr. Aggarwal started his career in investment banking with Merrill Lynch, Pierce, Fenner & Smith Incorporated, a financial services company. Mr Aggarwal currently serves as a member of the board of directors of Arlo Technologies, a home security company, and Lyft, Inc., a transportation company, where he has served as lead independent director since April 2023 and was board chair from January 2019 to April 2023. In addition, in the past five years, he served on the board of directors of Yatra Online, Inc., an online travel company. Mr Aggarwal holds a Master of Management from Northwestern University, Kellogg School of Management.
Mr. Aggarwal brings to the Board his significant operational experience as an executive with technology companies, and his deep understanding of finance, financial reporting, strategy, operations and risk management.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
This section sets forth certain information regarding the Board and its committees and describes key corporate governance guidelines and practices that we have adopted. Complete copies of our Corporate Governance Guidelines, the charters of the committees of the Board and our Code of Business Conduct and Ethics, described below, can be found in the Investors section of our website at investors.sonder.com under “Corporate Governance—Documents & Charters—Governance Documents.” Alternatively, you can request a copy of any of these documents free of charge by writing to: Sonder Holdings Inc., 500 E 84th Ave., Suite A-10 Thornton, CO, 80229, Attn: Corporate Secretary. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
Board Composition
Our Board currently consists of eight members. In accordance with our Amended and Restated Certificate of Incorporation (the Restated Certificate) and our Bylaws, our Board is divided into three classes with staggered terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The authorized number of directors may be changed by resolution of the Board. Our directors are divided among the three classes as follows:
•Class I directors consist of Francis Davidson, Nabeel Hyatt, and Prashant (Sean) Aggarwal, whose terms expire at the 2025 annual meeting of stockholders;
•Class II directors consist of Gilda Perez-Alvarado and Michelle Frymire, whose terms expire at the Annual Meeting; and
•Class III directors consist of Janice Sears, Frits Dirk van Paasschen, and Sanjay Banker, whose terms expire at the 2024 Annual Meeting.
Only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective terms. Each director’s term continues until the election and qualification of their successor, or their earlier death, resignation or removal.
Board Diversity
The Governance Committee identifies, reviews and makes recommendations of candidates to serve on our Board, and considers director qualifications that include, without limitation, diversity factors such as professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board.
Our directors represent a wide variety of skills and backgrounds. The below Board Diversity Matrix reports self-identified diversity statistics for the Board in the format required by Nasdaq’s rules.

Board Diversity Matrix (as of March 31, 2023)
Total Number of Directors	8
	Female	Male
Part I: Gender Identity
Directors	3	5
Part II: Demographic Background
Asian	—	2
Hispanic or Latinx	1	—
White	2	3

INDEPENDENCE OF THE BOARD OF DIRECTORS
The Board has affirmatively determined that all of the director nominees and continuing directors, other than Messrs. Banker and Davidson due to their status as employees of the Company, have no relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that such individuals are independent directors within the meaning of the applicable Nasdaq listing standards and relevant securities and other laws, rules and regulations regarding the definition of “independent” (the Independent Directors). All members of the Audit Committee of the Board (the Audit Committee), the Governance Committee and the Compensation Committee of the Board (the Compensation Committee) are Independent Directors.
FAMILY RELATIONSHIPS
There are no family relationships between any director and any of our executive officers.
BOARD LEADERSHIP STRUCTURE
Mr. Davidson currently serves as both the chairperson of the Board and as our Chief Executive Officer. As our co-founder, Mr. Davidson is best positioned to identify strategic priorities, lead critical discussion, and execute our business plans.

Pursuant to the Company’s Corporate Governance Guidelines, if the Board does not have an independent Chairperson, the Board may appoint a lead independent director (the Lead Independent Director) who, if appointed, will have the responsibilities set forth in the Statement of Responsibilities for Lead Independent Director, as approved by the Board from time to time. Mr. van Paasschen has served as Sonder’s Lead Independent Director since the closing of the Business Combination in January 2022, and prior to this, served as Legacy Sonder’s Lead Independent Director since August 2021. As Lead Independent Director, Mr. van Paasschen:
•schedules and prepares agendas for meetings of the Independent Directors;
•communicates with the Chief Executive Officer;
•disseminates information to the rest of the Board and raises issues with management on behalf of the Independent Directors when appropriate;
•supports and advises the Chairperson with respect to certain operational responsibilities, and serves as liaison between the Chairperson and the Independent Directors;
•presides at all Board meetings at which the Chairperson is not present, including executive sessions of the Independent Directors;
•advises the Chairperson as to an appropriate schedule of Board meetings and provides input with respect to the agendas for meetings of the Board and its committees;
•calls and presides at executive sessions of the Independent Directors and communicates feedback from such executive sessions to management and/or the Chairperson;
•advises the Chairperson with respect to the quality, quantity and timeliness of the flow of information from Company management to the Independent Directors as is necessary or appropriate for the Independent Directors to effectively and responsibly perform their duties;
•advises the Chairperson on the retention of advisors and consultants who report directly to the Board;
•consults and communicates with significant stockholders;
•with the Chairperson, coordinates the assessment of Board committee structure, organization, and charters, and evaluates the need for any changes;
•receives messages from and facilitates communications with major stockholders wishing to communicate directly with the non-management directors;
•participates in Board candidate interviews, as appropriate;

•facilitates discussions among the Independent Directors on key issues and concerns outside of Board meetings; and
•has such other duties as the Board may delegate from time to time to assist the Board in meeting its responsibilities.
Pursuant to our Corporate Governance Guidelines, the non-employee directors periodically hold executive sessions in which Company management does not participate. If the non-employee directors include directors who are not independent directors, the independent directors will also meet periodically in executive sessions without Company management present.
The Board, including each of its committees, also has complete and open access to any member of the Company’s management and the authority to retain independent advisors as the Board or such committee deems appropriate.
ROLE OF THE BOARD IN RISK OVERSIGHT
Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the Company faces, while one of the Board’s key functions is informed oversight of the Company’s risk management process.
The Board believes that its current leadership structure facilitates its risk oversight responsibilities. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through the various standing Board committees that address risks inherent in their respective areas of oversight. For example, the Board acts as the ultimate decision-making body of the Company and advises and oversees management, who are responsible for the day-to-day operations and management of the Company. The Board believes the majority-independent Board and independent Board committees provide a well-functioning and effective balance to an experienced Chairperson. The Audit Committee oversees the Company’s accounting and financial reporting processes, including our systems of disclosure controls and procedures and internal control over financial reporting, the performance of our internal audit function, and financial statement audits, monitors compliance with legal and regulatory requirements, and reviews the Company’s policies and practices with respect to risk assessment and risk management. The Governance Committee monitors the effectiveness of, and oversees compliance with, our corporate governance guidelines and policies and assesses the overall operation and functioning of the Board and its committees. The Compensation Committee assesses and monitors whether any of our compensation programs, policies and practices has the potential to encourage excessive risk-taking.
CORPORATE RESPONSIBILITY & SUSTAINABILITY
In 2020, Sonder established a dedicated Sustainability, Partnerships and Social Impact function that supports, advises and provides best practices on responsible business practices across the organization. Sonder understands the importance of adopting responsible business practices and has taken deliberate steps to consider integrating crucial aspects into its business and how it will measure and transparently report environmental, social and governance (ESG) information to investors in the future, including taking deliberate steps to begin Sustainable Accounting Standards Board data collection and measurement for future disclosure to investors.
Sonder’s ESG goal is to foster the social, environmental and economic well-being of the communities it calls home. To do this, Sonder is developing business practices through a “People and Planet” framework. This framework illustrates Sonder’s commitment to its employees and guests, to the communities in which it operates, and to minimizing its environmental footprint.

Our initial efforts include, among others:
People
•Developing and publishing core corporate social responsibility (CSR) policies, i.e. Modern Slavery Act Statement; Supplier Code of Conduct; Diversity, Equity, and Inclusion (DEI) Statement; and a Zero Tolerance policy reflected in our Sonder House Rules applicable to guest stays.
•Launched our DEI initiative focused on employee and guest policies.
•Establishing a voting policy granting time-off to our employees to allow them to engage in local U.S. elections.
•Establishing Employee Resource Groups (ERGs), also known as Sonder Circles.
•Instituting our Volunteer Time Off (VTO) Policy as an employee benefit to facilitate employee volunteering.
Planet
•Developing a decarbonization roadmap.
•Establishing a waste minimization and mitigation strategy.
•Defining a plan to conserve water.
•Determining ways in which we will report against the standards set by the Sustainability Accounting Standards Board (SASB) for sustainability reporting and investor requested climate disclosures.
•Committing to eliminate all single-use plastic amenity items in guest units across our global portfolio.
MEETINGS OF THE BOARD OF DIRECTORS
During the fiscal year ended December 31, 2022, the Board held eight meetings and took action by unanimous written consent on eight occasions. Each of our current members of the Board attended 75% or more of the aggregate meetings of the Board and the committees on which they served held during the period in 2022 for which they were a director.
As required under applicable Nasdaq listing standards, our Independent Directors periodically meet in executive session at which only they are present.
DIRECTOR ATTENDANCE AT THE ANNUAL MEETING
The Company does not maintain a formal policy regarding director attendance at the Annual Meeting; however, directors are encouraged to attend our annual meetings of stockholders, and it is expected that directors will attend. One of our then-current Board members at the time of the 2022 annual meeting of stockholders attended such meeting; the remaining directors were unable to attend due to technical difficulties.
COMMITTEES OF THE BOARD OF DIRECTORS
The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Governance Committee.
Each of the committees has authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the committee considers necessary or appropriate in the performance of its duties. The Board has determined that each member of the Audit Committee, the Compensation Committee, and the Governance Committee (i) meets the applicable Nasdaq listing standards and relevant securities and other laws, rules and regulations regarding “independence” and (ii) is free of any relationship that would impair their individual exercise of independent judgment with regard to our Company in carrying out the responsibilities of a director.
The composition and responsibilities of each committee is described below.

Audit Committee
The Audit Committee was established by the Board to assist the Board in its oversight of:
•the quality and integrity of the Company’s accounting and financial reporting processes and internal controls;
•the Company’s financial statement audits and the integrity of the Company’s financial statements;
•the Company’s compliance with laws applicable to the financial statement and accounting and financial reporting processes;
•the Company’s compliance with ethical standards adopted by the Company;
•the Company’s disclosure controls and procedures;
•the implementation and performance of the Company’s internal audit function;
•disclosures related to environmental, social and governance (ESG) matters; and
•the Company’s enterprise-wide risk assessment, focusing on material risks.
The Audit Committee also assists the Board in its oversight of the qualification, independence and performance of our independent registered public accounting firm and recommends to the Board the appointment of our independent registered public accounting firm and approval of audit and non-audit services provided by our independent registered public accounting firm. In addition, the Company’s Internal Audit function, together with the Audit Committee, has developed and maintains an enterprise risk management platform.
The Audit Committee currently consists of three directors: Mses. Sears (Chair) and Frymire and Mr. van Paasschen. The Board annually reviews the Nasdaq listing standards’ definition of independence for Audit Committee members and has determined that all members of the Audit Committee are “independent” and comply with all financial literacy requirements of Nasdaq. The Board has determined that Ms. Sears qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. In making that determination, the Board relied on the past business experience of Ms. Sears, as described above under the heading “Nominees for Director, Continuing Directors, and Persons Chosen to Become Director.”
The Audit Committee met nine times in 2022 and took action by unanimous written consent on three occasions.
The Audit Committee is governed by a written charter, which was adopted by the Board upon the closing of the Business Combination in January 2022. A copy of the Audit Committee charters is available on the Investor Relations section of our website at investors.sonder.com under “Corporate Governance—Documents & Charters—Committee Charters.” Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
As required by its charter, the Audit Committee conducts a self-evaluation at least annually. The Audit Committee also reviews and assesses the adequacy of its charter at least annually and recommends any proposed changes to the Board for its consideration.

Report of the Audit Committee of the Board of Directors
The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation and integrity of the consolidated financial statements and the reporting process, including establishing and monitoring the system of internal financial controls. In this context, the Audit Committee met and held discussions with management and Deloitte & Touche LLP (Deloitte), the Company’s independent registered public accounting firm for the year ended December 31, 2022. Management has represented to the Audit Committee that the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2022 were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited financial statements of the Company with management of the Company and with Deloitte. In addition, the Audit Committee has discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC. The Audit Committee has received from Deloitte the written disclosures and the letter required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed with Deloitte the independence of Deloitte from the Company and its management. The Audit Committee has also concluded that the provision by Deloitte of non-audit services to the Company in fiscal year 2022 was compatible with Deloitte’s independence. Based on the foregoing, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC. The Audit Committee and the Board have also approved the selection of Deloitte as the Company’s independent registered public accounting firm for the year ending December 31, 2023.
The material in this report is not deemed “soliciting material,” is not deemed “filed” with the SEC, is not subject to Regulation 14A or 14C, except to the extent provided in Item 407 of Regulation S-K promulgated under the Securities Act (Regulation S-K), or to the liabilities of Section 18 of the Exchange Act, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Respectfully submitted by the members of the Audit Committee of the Board of Directors:
Janice Sears, Chair
Frits van Paasschen
Michelle Frymire
Compensation Committee
The Compensation Committee was established by the Board to:
•oversee and approve the Company’s compensation policies, plans, benefits programs, and overall compensation philosophy;
•assist the Board in discharging its responsibilities relating to overseeing compensation of the Company’s CEO and other executive officers, and evaluating and recommending the Company’s executive officer compensation plans, policies and programs; and
•administer the Company’s incentive and equity compensation plans.
The Compensation Committee currently consists of three directors: Messrs. van Paasschen (Chair) and Aggarwal and Ms. Sears. The Board has determined that all members of our Compensation Committee meet the independence requirements applicable to directors and compensation committee members under SEC rules and Nasdaq listing standards.
The Compensation Committee met 12 times in 2022 and took action by unanimous written consent on ten occasions.

The Compensation Committee is governed by a written charter, which was adopted by the Board upon the closing of the Business Combination in January 2022. The Compensation Committee charter can be found in the Investor Relations section of our website at investors.sonder.com under “Corporate Governance—Documents & Charters—Committee Charters.” Information on or accessible through our website is not incorporated by reference in this Proxy Statement. The Committee is authorized to retain or obtain the advice of compensation consultants, independent legal counsel and other advisors; provided, that prior to selecting and receiving advice from any such advisors the Compensation Committee shall take into consideration the independence factors set forth in the applicable rules of the SEC and Nasdaq.
As required by its charter, the Compensation Committee conducts a self-evaluation at least annually. The Compensation Committee also annually reviews and assesses the adequacy of its charter and recommends any proposed changes to the Board for its consideration.
Compensation Committee Processes and Procedures
The Compensation Committee charter requires that the Compensation Committee meet as often as it determines is appropriate to carry out its responsibilities under the charter. The Chair of the Compensation Committee is responsible for setting the agendas for the Compensation Committee meetings and reporting regularly to the Board regarding the Compensation Committee’s activities. Our Chief Executive Officer, our President and Chief Financial Officer, and our General Counsel and Secretary, in addition to the Compensation Committee’s compensation consultant, may attend portions of Compensation Committee meetings for the purpose of providing analysis and information to assist the Compensation Committee on various compensation matters.
Starting in January 2021, Legacy Sonder engaged Compensia, Inc. (Compensia) as its compensation consultant. Following the Business Combination, Compensia reports directly to the Compensation Committee. For 2022, Compensia advised the Compensation Committee on the Company’s executive compensation program and fiscal year 2023 CEO compensation. Compensia does not provide any services to the Company other than the services provided to the Compensation Committee.
The Compensation Committee reviews its compensation consultant’s independence annually. In April 2023, the Compensation Committee, taking into account the various factors prescribed by Nasdaq regarding the independence of compensation consultants, reaffirmed the independence of Compensia as a compensation advisor.
Compensation Committee Interlocks and Insider Participation
During 2022, Messrs. van Paasschen (Chair) and Aggarwal and Ms. Sears served on the Compensation Committee. None of the members of the Compensation Committee has ever been an officer or employee of us or any of our subsidiaries. None of our current `executive officers currently serves, or served during 2022, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of the Board or the Compensation Committee.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our Common Stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely upon a review of such reports filed with the SEC and written representations that no other reports were required, during the fiscal year ended December 31, 2022, we believe that no other reports were required and that all required reports were timely filed, except that, due to administrative error:
•one Form 4 to report the annual grant of RSUs was filed late for each of Messrs. Hyatt and van Paasschen and Mses. Perez-Alvarado and Sears; and
•one Form 4 to report certain amendments of outstanding stock options pursuant to the terms of the one-time offer to reprice eligible options held by eligible employees was filed late for each of Messrs. Banker, Davidson, Picard, and Rothenberg.

Equity Compensation Plan Information
In connection with the Business Combination, our stockholders approved the 2021 Management Equity Incentive Plan, the 2021 Equity Incentive Plan, and the 2021 Employee Stock Purchase Plan. We also assumed all outstanding awards under the Legacy Sonder 2019 Equity Incentive Plan (as amended from time to time) (the Legacy 2019 Equity Incentive Plan) and the Legacy Sonder Stock Option Plan dated February 25, 2015 (as amended and restated from time to time) (the Legacy Stock Option Plan), each of which had been previously approved by the stockholders of Legacy Sonder. Additionally, in January 2023, the Board adopted the 2023 Inducement Equity Incentive Plan (the 2023 Inducement Plan) with a share reserve of five million (5,000,000) shares for new hires to join the Company as material inducements to their acceptance of employment with the Company in accordance with Nasdaq Listing Rule 5635(c)(4).
The following table summarizes our equity compensation plan information as of December 31, 2022.

	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted-average exercise price of outstanding options(2)	(c) Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))(3)(4)
Equity compensation plans approved by stockholders(1)	60,430,798	$5.05	16,200,722
Equity compensation plans not approved by stockholders	—	$—	—
_______________
(1)    Includes 6,671,173 options outstanding under the Legacy Stock Option Plan, 2,628,714 options and unvested restricted stock units outstanding under the Legacy 2019 Equity Incentive Plan, and 39,070,933 options and unvested restricted stock units outstanding under the 2021 Equity Incentive Plan. This number also includes a maximum of 12,059,978 performance shares outstanding under the Company’s 2021 Management Equity Incentive Plan, which is the maximum number of shares issuable pursuant to performance share awards.
(2)    Does not reflect unvested restricted stock units or performance share awards included in column (a) because these awards have no exercise price.
(3)    Includes 8,887,778 shares available for future issuance as under the 2021 Equity Incentive Plan, 2,440,022 shares available for future issuance under the 2021 Management Equity Incentive Plan, and 4,872,922 shares available for future issuance under the 2021 Employee Stock Purchase Plan.
(4)    The number of shares available for issuance under the 2021 Equity Incentive Plan increases automatically on the first day of each fiscal year of the Company beginning with the 2022 fiscal year and ending with the 2031 fiscal year, in an amount equal to the least of (i) 32,820,155 shares, (ii) 5% of the outstanding shares on the last day of the immediately preceding fiscal year, or (iii) such number of shares determined by the Board. The number of shares available for issuance under the 2021 Employee Stock Purchase Plan increases automatically on the first day of each fiscal year of the Company beginning with the 2022 fiscal year and ending with the 2041 fiscal year, in an amount equal to the least of (i) 6,564,031 shares, (ii) 1% of the outstanding shares on the last day of the immediately preceding fiscal year or (iii) such number of shares determined by the Board.
Governance Committee
The Governance Committee is generally responsible for exercising oversight with respect to matters relating to the composition and membership of the Board, the Board’s governance responsibilities, and corporate social responsibility and sustainability. To that end, the Governance Committee is responsible for, without limitation:
•advising the Board on the appropriate composition of the Board and its committees, consistent with criteria approved by the Board;
•reviewing the qualifications of, and recommending to the Board, proposed nominees for election to the Board and its committees, consistent with criteria approved by the Board;
•developing, evaluating and recommending to the Board corporate governance practices applicable to the Company; and
•facilitating the annual performance review of the Board and its committees.

A detailed discussion of the Governance Committee’s procedures for recommending candidates for election as a director appears below under the section entitled “Considerations in Evaluating Director Nominees.”
The Governance Committee currently consists of four directors: Mses. Frymire (Chair) and Perez-Alvarado, and Messrs. Aggarwal and Hyatt. The Board has determined that all members of our Governance Committee meet the independence requirements applicable to directors under SEC rules and Nasdaq listing standards.
The Governance Committee met six times in 2022 and took action by unanimous written consent on one occasion.
The Governance Committee is governed by a written charter, which was adopted by the Board in January 2022. The Governance Committee charter can be found in the Investor Relations section of our website at investors.sonder.com under “Corporate Governance—Documents & Charters—Committee Charters.” Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
As required by its charter, the Governance Committee conducts a self-evaluation at least annually. The Governance Committee also periodically reviews and assesses the adequacy of its charter and recommends any proposed changes to the Board for approval.
Considerations in Evaluating Director Nominees
In connection with nominating directors for election at the Annual Meeting and periodically throughout the year, the Governance Committee considers the composition of the Board and each Board committee to evaluate its effectiveness and to ensure that the Board has the requisite combined expertise and its membership consists of persons with sufficiently diverse and independent backgrounds. The Governance Committee makes recommendations to the Board with the respect to these assessments as it deems appropriate.
The Governance Committee considers the following when considering nominees for director:
•the current size, organization and governance of the Board and its committees to ensure that the Board has the requisite combined expertise and its membership consists of persons with sufficiently diverse and independent backgrounds;
•a director nominee’s character, professional ethics and integrity, judgment, and business acumen, as well as their ability to exercise sound business judgment;
•a director nominee’s business and professional activities, proven achievement and competence in their field, tenure on the Board and skills that are complementary to the Board;
•a director nominee’s understanding of the Company’s business and the responsibilities that are required of a member of the Board;
•a director nominee’s other time commitments;
•a director nominee’s diversity with respect to professional background, education, race, ethnicity, gender, age and geography, absence of conflicts of interest, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board; and
•other factors that the Governance Committee may consider appropriate, including but not limited to any applicable regulatory or stock exchange requirements relating to Board composition.

The Governance Committee requires the following minimum qualifications to be satisfied by any nominee for a position on the Board:
•the highest personal and professional ethics and integrity;
•proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;
•skills that are complementary to those of the existing Board;
•the ability to assist and support management and make significant contributions to the Company’s success; and
•an understanding of the fiduciary responsibilities that is required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.
Although the Governance Committee does not have a formal policy respecting diversity on the Board, the Governance Committee is sensitive to the importance of nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board and takes into account legal and regulatory requirements governing Board diversity.
Once the Governance Committee and the Board determine that it is appropriate to add a new director, either as a replacement or as a new position, the Governance Committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Governance Committee, the Board or management. This flexibility allows the Governance Committee to adjust the process to best satisfy the objectives it is attempting to accomplish in any director search. The Governance Committee may consider candidates recommended by management, by other members of the Governance Committee, by the Board, by stockholders (see below under the section entitled “Stockholder Recommendations for Nominations to the Board of Directors”), or it may engage a third party to conduct a search for possible candidates based on criteria specified by the Governance Committee. The Governance Committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the Governance Committee from other sources.
Once candidates are identified, the Governance Committee conducts an evaluation of qualified candidates. here is no difference in the evaluation process of a candidate recommended by a stockholder as compared to the evaluation process of a candidate identified by any of the other means described above. In identifying and evaluating potential nominees to serve as directors, the Governance Committee will examine each nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate.
If the Governance Committee determines that a candidate should be nominated as a candidate for election to the Board, the candidate’s nomination is then recommended to the Board, and the Board may in turn conduct its own review to the extent it deems appropriate. When the Board has agreed upon a candidate, such candidate is recommended to the stockholders for election at an annual meeting of stockholders or appointed as a director by a vote of the Board, as appropriate.
From time to time, the Company engages the services of Heidrick & Struggles to identify or evaluate or assist in identifying or evaluating suitable director candidates, with a particular focus on recruiting diverse candidates to the Board.

Stockholder Recommendations for Nominations to the Board of Directors
In order for a stockholder to have a candidate considered by the Governance Committee, a stockholder should submit a written recommendation that includes
•as to each person whom the stockholder proposes to nominate for election or reelection as director: (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (2) a reasonably detailed description of any compensatory, payment or other financial agreement, arrangement or understanding that such person has with any other person or entity other than the Company including the amount of any payment or payments received or receivable thereunder, in each case in connection with candidacy or service as a director of the Company, and
•as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made: (1) the name and address of such stockholder (as they appear on the Company’s books) and any such beneficial owner; (2) for each class or series, if any, the number of shares of capital stock of the Company that are held of record or are beneficially owned by such stockholder and by any such beneficial owner; (3) a description of any agreement, arrangement or understanding between or among such stockholder and any such beneficial owner, any of their respective affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such nomination; (4) a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or any such beneficial owner or any such nominee with respect to the Company’s securities; (5) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring such nomination before the meeting; (6) a representation as to whether such stockholder or any such beneficial owner intends or is part of a group that intends to (i) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Company’s outstanding capital stock required to elect each such nominee and/or (ii) otherwise to solicit proxies from stockholders in support of such nomination; and (7) any other information relating to such stockholder, beneficial owner, if any, or director nominee that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of such nominee pursuant to Section 14 of the Exchange Act.
Stockholder recommendations should be addressed to the Governance Committee in care of our Secretary at the address set forth below under the section entitled “Stockholder Communications with the Board of Directors.”
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Our relationship with our stockholders is an important part of our corporate governance program. Engaging with our stockholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Our stockholder and investor outreach practices have included or may include investor road shows, analyst meetings, and investor conferences and meetings. We also communicate with stockholders and other stakeholders through various media, including our annual report to stockholders, SEC filings, news releases, and our website. Our conference calls in connection with quarterly earnings releases are open to the public in real time and available as archived webcasts on our website for a period of time.
The Board has adopted policies and procedures for stockholders to send communications to the Board or any director(s), including the Lead Independent Director. These policies and procedures are administered by the Governance Committee.

If a stockholder wishes to communicate directly with our non-management directors, messages can be sent to the Company’s General Counsel at Sonder Holdings Inc., 500 E 84th Ave., Suite A-10 Thornton, CO, 80229, Attn: General Counsel, or by email to OfficeofGC@sonder.com. The Company’s General Counsel or Legal Department reviews all incoming stockholder communications and, where appropriate, routes such communications to the appropriate director(s) or, if none is specified, to the Chairperson of the Board or Lead Independent Director.
The Company’s General Counsel or Legal Department exercise their judgment in determining whether a response to any stockholder communication is necessary. The General Counsel reserves the right not to forward communications if they are deemed inappropriate, consist of individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to stockholders or other constituencies of the Company, are part of mass mailings, contain individual product complaints or inquiries, or consist of job inquiries, business solicitations and patently offensive or otherwise inappropriate material.
The Company’s acceptance and forwarding of a communication to the Board, or any member or members of the Board, does not imply that the directors owe or assume any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by law.
These policies and procedures do not apply to (a) communications to non-management directors from officers or directors of the Company who are stockholders, (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, or (c) director nominations, pursuant to Rule 14a-11 of the Exchange Act (and related communications).
CODE OF BUSINESS CONDUCT AND ETHICS
The Board has adopted a Code of Business Conduct and Ethics that applies to all employees and directors, including our principal executive officer, principal financial officer, principal accounting officer, other executive officers, and other senior financial personnel. A copy of our Code of Business Conduct and Ethics is available in the Investor Relations section of our website at investors.sonder.com under “Corporate Governance—Document & Charters—Governance Documents.” Information on or accessible through our website is not incorporated by reference in this Proxy Statement. If we make any substantive amendment to a provision of our Code of Business Conduct and Ethics that applies to, or grant any waiver from a provision of our Code of Business Conduct and Ethics to, our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, we will promptly disclose the date and nature of the amendment or waiver (including the name of the person to whom the waiver was granted) on our website in accordance with the requirements of Item 5.05 of Form 8-K.
DIRECTOR STOCK OWNERSHIP GUIDELINES
The Company believes that stock ownership by executives and non-employee directors aligns their interests with the interests of the Company’s stockholders. The Company’s Corporate Governance Guidelines authorize the Governance Committee to prepare and maintain appropriate guidelines to fulfill this objective.
At this time the Governance Committee does not impose formal stock ownership guidelines for the Company’s directors and executive officers. The Board believes its annual review of each executive officer’s compensation and stock ownership levels and equity incentive programs are sufficient to ensure that executives maintain a meaningful economic stake in the Company. The Governance Committee believes that outstanding stock options, as well as recent equity grants, align the interests of our executive officers appropriately with the interests of our stockholders.

ANTI-HEDGING AND ANTI-PLEDGING POLICY
We believe it is improper and inappropriate for any person associated with Sonder to engage in short-term or speculative transactions involving the Company’s securities. Our Insider Trading Policy prohibits directors, officers and employees of the Company from (a) engaging in short sales involving the Company’s securities, and (b) directly or indirectly, (i) trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to the Company’s securities (other than stock options, restricted stock units and other compensatory awards issued to them by the Company) or (ii) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities either granted to them by the Company as part of their compensation or held, directly or indirectly, by them.
DIRECTOR COMPENSATION
Our directors play a critical role in guiding our strategic direction and overseeing the management of Sonder. The many responsibilities and risks and the substantial time commitment of being a director require that we provide adequate compensation commensurate with our directors’ workload and opportunity costs.
The Board adopted a compensation policy that governs the cash and equity compensation for our non-employee directors, which became effective on the closing of the Business Combination (the Outside Director Compensation Policy). The Outside Director Compensation Policy was developed with input from an independent compensation consultant regarding practices and compensation levels at comparable companies. It is designed to attract, retain, and reward non-employee directors. Under the Outside Director Compensation Policy, each of our non-employee directors receives the cash and equity compensation for services described below. We will also continue to reimburse our non-employee directors for reasonable, customary, and documented travel expenses to Board or committee meetings.
The Outside Director Compensation Policy includes a maximum annual limit of $750,000 of cash retainers or fees and equity awards that may be paid, issued, or granted to a non-employee director in any fiscal year, increased to $1,000,000 in an individual’s first year of service as a non-employee director. For purposes of this limitation, the value of equity awards is based on the grant date fair value (determined in accordance with GAAP). Any cash compensation paid or equity awards granted to a person for their services as an employee, or for their services as a consultant (other than as a non-employee director), does not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our non-employee directors.
Cash Compensation
Our non-employee directors are entitled to receive the following cash compensation for their services under the Outside Director Compensation Policy:
•$35,000 per year for service as a board member;
•$15,000 per year for service as a lead independent director;
•$20,000 per year for service as chair of the Audit Committee;
•$10,000 per year for service as a member of the Audit Committee;
•$12,000 per year for service as chair of the Compensation Committee;
•$6,000 per year for service as a member of the Compensation Committee;
•$8,000 per year for service as chair of the Governance Committee; and
•$4,000 per year for service as a member of the Governance Committee.

Under the Outside Director Compensation Policy, each non-employee director who serves as the chair of a committee is entitled to receive only the additional annual cash fee as the chair of the committee, and not the annual fee as a member of the committee, provided that each non-employee director who serves as the lead independent director is entitled to receive the annual fee for service as a board member and an additional annual fee as the lead independent director. All cash payments to non-employee directors are paid by us quarterly in arrears on a pro-rated basis.
Equity Compensation
Initial Award
Each person who first becomes a non-employee director after the effective date of the Outside Director Compensation Policy will receive, on the first trading date on or after the date on which the person first becomes a non-employee director (the Initial Start Date), an initial award of restricted stock units (the Initial Award) covering a number of shares of our common stock having a grant date fair value (determined in accordance with GAAP) equal to $320,000; provided that any resulting fraction will be rounded down to the nearest whole share. The Initial Award will vest as follows: one-third of the shares subject to the Initial Award will be scheduled to vest each year following the Initial Start Date on the same day of the month as the Initial Start Date (or, if there is no corresponding day in a particular month, then the last day of that month), in each case subject to the non-employee director continuing to be a non-employee director through the applicable vesting date. If the person was a member of the Board and also an employee, becoming a non-employee director due to termination of employment will not entitle them to an Initial Award.
Annual Award
Each non-employee director, other than the excluded directors, automatically will receive, on the date of each annual meeting of our stockholders following the effective date of the policy, an annual award of restricted stock units (Annual Award) covering a number of shares of our common stock having a grant date fair value (determined in accordance with GAAP) of $160,000; provided that the first annual award granted to an individual who first becomes a non-employee director following the effective date of the Outside Director Compensation Policy will have a grant date fair value equal to the product of (A) $160,000 multiplied by (B) a fraction, (i) the numerator of which is equal to the number of fully completed days between the non-employee director’s initial start date and the date of the first annual meeting of our stockholders to occur after such individual first becomes a non-employee director, and (ii) the denominator of which is 365; and provided further that any resulting fraction will be rounded down to the nearest whole share. Each Annual Award will be scheduled to vest in full on the earlier of (i) the one-year anniversary of the grant date or (ii) the date of the next annual meeting of our stockholders following the grant date, in each case subject to the non-employee director continuing to be a non-employee director through the applicable vesting date.
In the event of a “change in control” (as defined in the 2021 Equity Incentive Plan), each non-employee director will fully vest in their outstanding company equity awards issued under the Outside Director Compensation Policy, including any Initial Award or Annual Award, immediately prior to the consummation of the change in control, provided that the non-employee director continues to be a non-employee director through such date.

2022 Director Compensation Table
The following table lists actual compensation paid to each of our non-employee directors for the year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
Nabeel Hyatt	$42,880	$159,999	$202,879
Frits van Paasschen	72,000	159,999	231,999
Janice Sears	61,000	159,999	220,999
Gilda Perez-Alvarado	39,000	159,999	198,999
Michelle Frymire(4)	14,932	320,000	334,932
Prashant (Sean) Aggarwal(4)	8,682	320,000	328,682
Manon Brouillette(5)	—	—	—
_______________

(1)    Includes annual retainer and committee and chair fees (and, for Mr. van Paasschen, the lead independent director fee) paid to our non-employee directors under the Outside Director Compensation Policy. Director fees are generally paid quarterly in arrears. Accordingly, director fees earned in the fourth quarter of 2022 were paid in early 2023.
(2)    Amounts shown in this column represent the grant date fair value, calculated in accordance with FASB ASC Topic 718, of the following grants of time-based restricted stock units granted to Sonder’s non-employee directors under the Outside Director Compensation Policy: (i) for each director, other than Ms. Frymire and Mr. Aggarwal, an annual director grant of 87,431 restricted stock units on June 7, 2022; (ii) for Ms. Frymire, an initial director grant of 142,857 restricted stock units on September 12, 2022; and (iii) for Mr. Aggarwal, an initial director grant of 169,312 restricted stock units on October 24, 2022. For further information, see the section above titled “Director Compensation — Equity Compensation.” For a summary of the assumptions used in the valuation of these awards, please see Note 10. Equity Incentive Plans and Stock-Based Compensation to our audited consolidated financial statements included in our Annual Report on Form 10‑K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 16, 2023.
(3)    Each current non-employee director had the following number of stock awards and/or options outstanding as of December 31, 2022:

Name	Unvested Restricted Stock Units	Outstanding Option Awards
Nabeel Hyatt	87,431	—
Frits van Paasschen	87,431	208,494
Janice Sears	110,928	—
Gilda Perez-Alvarado	112,103	—
Michelle Frymire	142,857	—
Prashant (Sean) Aggarwal	169,312	—
(4)    Ms. Frymire and Mr. Aggarwal joined the Board on September 12, 2022 and October 24, 2022, respectively.
(5)    Ms. Brouillette served on the Board through September 12, 2022.

PROPOSAL NO. 2: RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY
The Audit Committee has selected Deloitte & Touche LLP (Deloitte) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2023 and recommends that our stockholders vote for the ratification of such selection.
Representatives of Deloitte are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire. Such representatives are also expected to be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or applicable law require stockholder ratification of the selection of Deloitte as our independent registered public accounting firm. However, the Board is submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and our stockholders.
Changes in Independent Registered Public Accounting Firm
As previously disclosed in the Current Report on Form 8-K filed with the SEC on January 24, 2022 (the Form 8-K), on January 24, 2022, the Audit Committee approved the appointment of Deloitte as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2022. On the same date, the Audit Committee approved the dismissal of KPMG LLP (KPMG), the independent registered public accounting firm of Gores Metropoulos II, Inc.
Deloitte served as independent registered public accounting firm of Legacy Sonder prior to the Business Combination. During the year ended December 31, 2020 and 2019 and the subsequent interim periods through January 18, 2022, the Company did not consult with Deloitte with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing of financial reporting issues, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).
The audit report of KPMG on Gores Metropoulos II, Inc.’s financial statements as of December 31, 2020, and for the period from July 21, 2020 (inception) through December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles.
During the period from July 21, 2020 (inception) through December 31, 2021, and the subsequent interim period through January 20, 2022, there were no (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make a reference in connection with their opinion to the subject matter of the disagreement or (2) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except that KPMG advised Gores Metropoulos II, Inc. of the following material weakness: internal control over financial reporting did not result in sufficient risk assessment of the underlying accounting for certain financial instruments.
The Company provided KPMG with a copy of the foregoing disclosures prior to the filing of the Current Report on Form 8-K and requested that KPMG furnish a letter addressed to the SEC, which is attached to the Form 8-K as Exhibit 16.1, stating whether it agrees with such disclosures and, if not, stating the respects in which it does not agree.

As previously disclosed in the Form 8-K filed with the SEC on February 3, 2022, on February 3, 2022 the Company, at the direction of the Audit Committee appointed WithumSmith+Brown, PC (Withum) as the Company’s independent registered public accounting firm, effective February 3, 2022, to complete the audit related to the pre-combination company, Gores Metropoulos II, Inc., for the year ended December 31, 2021.
During the Company’s most recent fiscal years ended December 31, 2021 and 2020, and the subsequent interim period through February 3, 2022, neither the Company nor anyone acting on its behalf consulted with Withum regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.
Independent Registered Public Accounting Firm Fee Information
The fees in the table below for the year ended December 31, 2022 were paid to Deloitte, the Company’s independent registered public accounting firm.

Year Ended
December 31, 2022
Audit Fees(1)	$2,924,750
Audit-Related Fees(2)	263,600
All Other Fees(3)	1,895
Total	$3,190,245
__________________
(1)Audit fees include fees associated with the annual audit of our financial statements, reviews of quarterly financial information, and the review of our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K.
(2)Audit-related fees consist of fees for professional services rendered in connection with the submission of our Current Report on Form 8-K/A which was filed with the SEC on March 28, 2022, Registration Statement on Form S-8, and Post-Effective Amendment No. 2 to Form S-1 on Form S-3.
(3)All Other Fees include fees associated with products and services (online research tools) provided by Deloitte.

The fees in the table below for the year ended December 31, 2021 were paid to Withum, the Company’s previous independent registered public accounting firm.

Year Ended
December 31, 2021
Audit fees	$55,000
Total	$55,000
The fees in the table below for the year ended December 31, 2021 were paid to KPMG, the independent registered public accounting firm of Gores Metropoulos II, Inc.

Year Ended
December 31, 2021
Audit fees	$409,500
All other fees	780,000
Total	$1,189,500
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our Audit Committee is required to pre-approve all services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the such accounting firm’s independence.
Following the closing of the Business Combination, all of the services listed in the table above provided by Withum and Deloitte were approved by our Board.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 2.

OTHER INFORMATION RELATED TO SONDER, ITS DIRECTORS, AND EXECUTIVE OFFICERS
Security Ownership of Certain Beneficial Owners and Management
The following tables set forth certain information known to us regarding beneficial ownership of our common stock as of March 31, 2023 by:
•    each person known by us to be the beneficial owner of more than 5% of any class of our voting securities;
•    each of our named executive officers;
•    each of our directors; and
•    all current executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if they possess sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of March 31, 2023. The number of restricted stock units in the footnotes that follow the table has been adjusted to reflect the impact of the Business Combination.
Percentage ownership of our voting securities is based on 219,282,857 shares of our common stock issued and outstanding as of March 31, 2023, and assumes that none of the up to 14,500,000 shares of common stock in potential Earn Out Shares will be earned within 60 days of March 31, 2023 and are therefore excluded.
Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all of the shares beneficially owned by them. To our knowledge, no shares of common stock beneficially owned by any executive officer or director have been pledged as security, other than certain shares of Sonder Canada Inc. (which are exchangeable into shares of common stock) held by our CEO that are pledged to the Canada Revenue Agency as a security for payment of tax obligations. Unless otherwise indicated, the mailing address of each of the stockholders below is c/o Sonder Holdings Inc., 500 E 84th Ave., Suite A-10 Thornton, CO, 80229.

Principal Stockholders

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock
5% stockholders
Entities affiliated with Atreides(1)	20,252,480	9.2%
Entities affiliated with Fidelity(2)	16,075,136	7.3%
Entities affiliated with Spark Capital(3)	14,678,559	6.7%
Directors and named executive officers
Francis Davidson(4)	10,969,961	5.0%
Martin Picard(5)	557,157	*
Nabeel Hyatt	—	*
Frits Dirk van Paasschen(6)	248,046	*
Janice Sears	11,749	*
Gilda Perez-Alvarado	12,336	*
Michelle Frymire	—
Prashant (Sean) Aggarwal	—
Sanjay Banker(7)	3,645,410	1.6%
All directors and executive officers as a group (12 persons)	16,420,124	7.5%

________________
*    Represents less than 1% of Sonder’s outstanding common stock.
(1)    Beneficial ownership is based solely on information contained in the Schedule 13G filed by Atreides Management, LP, Atreides Management, LLC and Gavin Baker (as managing member to the GP with respect to the shares of Common Stock held by Atreides Foundation Master Fund LP and certain separately managed accounts managed by Atreides Management, LP) (collectively, the Atreides Filers) with the SEC on February 14, 2023. The Atreides Filers each have shared voting power and shared dispositive power with respect to 20,252,480 shares as of December 31, 2022. The shares are owned by Atreides Foundation Master Fund LP and certain separately managed accounts managed by Atreides Management, LP. Atreides Foundation Master Fund LP has the right to receive and/or the power to direct the receipt of dividends from, or the proceeds from the sale of, more than five percent of Sonder’s Common Stock.
The business address of the Atreides Filers is One International Place, Suite 4410, Boston, MA 02110.
(2)    Beneficial ownership is based solely on information contained in the Schedule 13G filed by FMR LLC and Abigail P. Johnson (as a director, the Chairman, and chief executive officer of FMR LLC) with the SEC on February 9, 2023. FMR LLC has sole voting power with respect to 16,073,896 shares and sole dispositive power with respect to 16,075,136 shares as of December 31, 2022. Abigail P. Johnson has sole voting power with respect to no shares and sole dispositive power with respect to 16,075,136 shares as of December 31, 2022. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940 to form a controlling group with respect to FMR LLC.
The business address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
(3)    Beneficial ownership is as of March 31, 2023, and is based in part on information contained in the Schedule 13G filed with the SEC on January 28, 2022 by Spark Capital IV, L.P. (Spark IV), Spark Capital Founders’ Fund IV, L.P. (Spark IV FF and together with Spark IV, the Spark Entities) and Spark Management Partners IV, LLC (Spark IV GP). Consists of (i) 143,810 shares of Common Stock held by Spark IV FF and (ii) 14,534,749 shares of Common Stock held by Spark IV. All such securities are held of record by Spark IV. Spark IV GP is the general partner of each of the Spark Entities and may be deemed to have voting, investment and dispositive power with respect to these securities. Paul Conway, Alex Finkelstein, Santo Politi and Bijan Sabet are the managing members of Spark IV GP and may be deemed to share voting, investment and dispositive power with respect to these securities. Nabeel Hyatt, a member of the Board, holds an interest in Spark IV GP but does not share voting, investment or dispositive power with respect to these securities. Mr. Hyatt disclaims beneficial ownership of the shares held by the Spark Entities except to the extent of his pecuniary interest therein.
The business address of the Spark Entities is 137 Newbury St., 8th Floor, Boston, Massachusetts 02116.
(4)    Consists of (a) 3,444,579 shares of Common Stock held beneficially by Mr. Davidson, of which (i) 1,498,850 shares are subject to a Company repurchase right that will terminate if Sonder achieves a stock price target of $5.27 on or prior to November 15, 2026 and (ii) 166,539 shares are subject to time-based vesting based on Mr. Davidson’s continued employment which are exercisable within 60 days of March 31, 2023, (b) 104,000 shares of Common Stock subject to outstanding options which are exercisable within 60 days of March 31, 2023, and (c) 7,421,382 shares of Special Voting Common Stock.
(5)    Consists of (a) 51,400 shares of Common Stock held beneficially by Mr. Picard and (b) 505,757 shares of Common Stock subject to outstanding options which are exercisable within 60 days of March 31, 2023.
(6)    Consists of (a) 69,959 shares of Common Stock held directly by Mr. van Paasschen and (b) 178,087 shares of Common Stock subject to outstanding options which are exercisable within 60 days of March 31, 2023.
(7)    Consists of 3,645,410 shares of Common Stock subject to outstanding options which are exercisable within 60 days of March 31, 2023.

Executive Officers
The following table sets forth certain information concerning our executive officers as of March 31, 2023.

Name	Age	Position(s) with the Company
Francis Davidson	30	Chief Executive Officer and Director (Chairperson of the Board)
Dominique Bourgault	51	Chief Financial Officer
Martin Picard	37	Chief Real Estate Officer
Philip Rothenberg	53	General Counsel and Secretary
Chris Berry	48	Senior Vice President and Chief Accounting Officer; Interim Principal Financial Officer
There are no arrangements or understandings between any executive officer and any other person pursuant to which the executive officer was or is to be selected as an officer of the Company.
Mr. Davidson’s biography can be found with the biographies of the other members of the Board beginning on page 15 of this Proxy Statement. Biographies for our other executive officers, including our other named executive officers, are below.
Dominique Bourgault
Dominique Bourgault has served as Sonder’s Chief Financial Officer since March 2023. Mr. Bourgault joined the Company from Blue Nile, Inc. (Blue Nile), a pioneer retailer in online diamonds and fine jewelry, where he served as the Chief Financial Officer from March 2020 to October 2022. Before Blue Nile, Mr. Bourgault was at Expedia Group, Inc. (Expedia). He joined Expedia in October 2002 and served in a variety of finance roles of increasing responsibility, including serving as Chief Financial Officer Expedia, Portfolio, and Retail from November 2019 to March 2020, Interim Head of Division, Brand Expedia from July 2019 to October 2019, Chief Financial Officer, Brand Expedia Group, from September 2016 to October 2019, Senior Vice President of Corporate Finance from January 2012 to September 2016, interim CFO of Hotels.com LP from October 2014 to August 2015, Vice President of Finance, Partner Services Group from June 2010 to January 2012, Senior Director, Financial Planning and Analysis Expedia Worldwide from February 2009 to July 2010, and held various financial planning and analysis leadership roles from 2002 until 2010. Mr. Bourgault holds a Bachelor of Business Administration from HEC Montréal and is a Canadian Chartered Professional Accountant.
Martin Picard
Martin Picard is one of Sonder’s founders and has served as its Chief Real Estate Officer since August 2022. Prior to this, Mr. Picard served as Sonder’s Global Head of Real Estate since the closing of the Business Combination in January 2022, and as Legacy Sonder’s Global Head of Real Estate since February 2019. He previously served as Legacy Sonder’s Vice President of Finance from May 2015 to February 2019. From September 2013 to March 2015, Mr. Picard was the Chief Executive Officer of Adzura Inc., an online advertising marketplace that he co-founded. Mr. Picard holds a Bachelor of Commerce in Accounting from Concordia University.
Philip Rothenberg
Philip Rothenberg has served as Sonder’s General Counsel and Secretary since the closing of the Business Combination in January 2022, and prior to this, served as Legacy Sonder’s General Counsel and Secretary since November 2018. Prior to joining Sonder, from May 2011 to November 2018, Mr. Rothenberg served in a variety of legal positions at Tesla, Inc., an electric vehicle and clean energy company, including most recently as Vice President, Legal. From August 2007 to April 2011, Mr. Rothenberg served as an Attorney Advisor for the U.S. Securities and Exchange Commission in the Division of Corporation Finance. Mr. Rothenberg holds a B.A. in Economics and Foreign Affairs from the University of Virginia, a Masters in International Business Studies from the University of South Carolina and a J.D. from Georgetown University Law Center.

Chris Berry
Chris Berry has served as Sonder’s Senior Vice President and Chief Accounting Officer since August 2022 and its Interim Principal Financial Officer from January 2023 through March 2023. Prior to joining Sonder, Mr. Berry served as Vice President, Corporate Controller, and Chief Accounting Officer of Alaska Air Group, Inc. (NYSE: ALK) from February 2017 to April 2022. Mr. Berry joined Alaska Air Group, Inc. in 2005 and served in various roles of increasing responsibility in SEC reporting, accounting operations, and investor relations, including Managing Director of Accounting, Corporate Controller and Principal Accounting Officer from February 2014 to February 2017, Managing Director, Investor Relations from October 2010 to February 2014, and Director, Financial Reporting and Accounting from March 2005 to October 2010. Mr. Berry holds a Bachelor of Business Administration from the University of Louisiana Monroe and a CPA license in Washington State.
Legal Proceedings
There are no material legal proceedings in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associate of any such director, officer, affiliate, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

EXECUTIVE COMPENSATION
As a company operating in a highly competitive market at the intersection of the hospitality and technology industries, Sonder views its people as key drivers of its success. Sonder’s compensation program is designed to attract, retain and motivate talented leaders, who enable us to succeed in a rapidly evolving competitive environment and achieve Sonder’s mission of revolutionizing the hospitality industry. Sonder expects its executive team to demonstrate strong leadership and management capabilities and to strengthen its culture, in order to achieve competitive advantage and speed of innovation.
Sonder’s executive compensation program is oriented towards long-term retention and value creation objectives, and structured to ensure that a significant portion of an executive’s compensation opportunity is tied to performance and the delivery of stockholder value.
Sonder’s compensation philosophy strives to achieve the following objectives:
•Provide market-competitive compensation opportunities to hire, motivate, and retain high performing executives whose experience, skills and impact are critical to our success;
•Provide fixed cash compensation and long-term incentives that encourage appropriate levels of risk-taking by the executive team and align their interests with those of company stakeholders;
•Ensure that Sonder’s compensation program is equitable for similarly-situated executives to drive collaboration towards achievement of its long-term business goals; and
•For executives other than Sonder’s CEO, Sonder’s compensation program has two basic components: base salaries and initial and periodic grants of stock options with four-year vesting.
This section provides an overview of Sonder’s executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below.

Summary Compensation Table
The following table sets forth information regarding the compensation awarded to, earned by or paid to our named executive officers for the fiscal years ended December 31, 2020, 2021, and 2022 except in the case of Mr. Picard, who was not a named executive officer for the fiscal years ended December 31, 2020 or 2021.

Name and Principal Position	Year	Salary(1)(2)	Bonus(3)	Stock Awards(4)	Option Awards(5)(6)(7)	All Other Compensation(8)	Total
Francis Davidson Chief Executive Officer	2022	$360,000	$—	$20,132,605	$1,119,110	$—	$21,611,715
	2021	$360,000	$—	$—	$2,969,640	$—	$3,329,640
	2020	$180,493	$—	$—	$—	$—	$180,493
Sanjay Banker President and Chief Financial Officer(9)	2022	$473,680	$—	$4,219,996	$1,694,930	$35,687	$6,424,293
	2021	$465,461	$—	$—	$45,825	$—	$511,286
	2020	$345,731	$108,219	$—	$2,513,500	$—	$2,967,450
Martin Picard Chief Real Estate Officer	2022	$359,534	$—	$2,109,992	$1,152,688	$—	$3,622,213
__________
(1)    The amounts in this column for 2020 for Messrs. Davidson and Banker reflect amounts actually paid to the executive officers in 2020, including COVID-19 related salary reductions in effect for all executive officers from March 29, 2020 until September 27, 2020. During the period of the COVID-19 related salary reductions, (i) Mr. Davidson’s annual salary was reduced from $360,000 to $0 and (ii) Mr. Banker’s annual salary was reduced by 15% from $373,680 to $317,628.
(2)    The amounts in this column for Mr. Picard were converted into USD using the Bank of Canada annual CAD to USD 2022 exchange rate of US$1.00 = CAD 1.3013 or CAD 1.00 = US$0.7685.
(3)    Bonus amounts for each fiscal year reflect the discretionary bonus amounts earned by the executive officers in the applicable fiscal year. Mr. Banker’s discretionary bonus for fiscal year 2020 was paid in a lump sum in January 2021.
(4)    For all executive officers, the amounts in this column represent the aggregate grant-date fair value of performance stock awards granted to each named executive officer in 2022 under the Management Equity Incentive Plan, computed in accordance with the Financial Accounting Standards Board’s (FASB) Accounting Standards Codification (ASC) Topic 718 (FASB ASC Topic 718). For Mr. Davidson, the amounts in this column also represent $509,609 in incremental fair value attributable to the modification of Mr. Davidson’s equity awards in December 2022. For more information relating to the modification of Mr. Davidson’s equity awards, see the section entitled “Repricing or Material Modification of Outstanding Equity Awards - Modification to CEO Performance Restricted Stock Award,” below.
(5)    The amounts in this column represent the aggregate grant-date fair value of awards granted to each named executive officer in 2020, 2021 and 2022 (other than Mr. Picard, who was not a named executive officer in 2020 or 2021), computed in accordance with FASB ASC Topic 718. Please see Note 10. Equity Incentive Plans and Stock-Based Compensation to Sonder’s audited consolidated financial statements for the year ended December 31, 2022 filed with the SEC on March 16, 2023 for a discussion of the assumptions made by Sonder in determining the grant-date fair value of Sonder’s equity awards. For fiscal year 2022, the amounts in this column also represent the incremental fair value, computed as of the repricing date in accordance with FASB ASC Topic 718, with respect to the one-time repricing of eligible stock option awards pursuant to the Company’s tender offer on Schedule TO, which closed in December 2022. The incremental fair value, computed as of the repricing date in accordance with FASB ASC Topic 718, for the repriced options held by Messrs. Davidson, Banker, and Picard, totaled $157,621, $408,648, and $376,765, respectively. For more information relating to the one-time repricing of eligible stock option awards, see the section entitled “Repricing or Material Modification of Outstanding Equity Awards - Repricing of Eligible Outstanding Option Awards,” below.
(6)    The amount in this column for Mr. Davidson in fiscal year 2022 also reflects $961,489 in incremental fair value attributable to the modification of Mr. Davidson’s equity awards in December 2022. For more information relating to the modification of Mr. Davidson’s equity awards, see the section entitled “Repricing or Material Modification of Outstanding Equity Awards - Modification to CEO Performance Stock Option Award,” below.
(7)    The amount in this column for Mr. Banker in fiscal year 2022 also includes $1,286,282 as a result of the accelerated vesting of all outstanding options held by Mr. Banker at the time of Mr. Banker’s resignation as our President and Chief Financial Officer on December 31, 2022. For more information relating to the treatment of Mr. Banker’s equity awards at the time of his resignation, see the section entitled “Named Executive Officer Employment Arrangements - Sanjay Banker,” below.
(8)    Consists of amount paid to Mr. Banker for COBRA premiums for continued health benefits following his resignation from his role as the Company’s President and Chief Financial Officer on December 31, 2022 (which includes $14,553 in tax gross-ups).
(9)    As announced by the Company in its Current Report on Form 8-K filed with the SEC on October 17, 2022, Mr. Banker’s last day as the Company’s President and Chief Financial Officer was December 31, 2022.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2022, after the application of adjustments to reflect the impact of the Business Combination (where applicable).

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Francis Davidson	—	4,728,634	(4)	$1.74	(5)	2/19/2031	1,873,563	(6)	$2,323,218	—	—
										9,299,998	$11,531,998
Sanjay Banker	2,087,420	—	(7)	1.39	(8)	1/28/2029	—		—	—	—
	2,009	—	(9)	1.74	(5)	6/18/2030	—		—	—	—
	1,544,399	—	(10)	1.74	(5)	11/5/2030	—		—	—	—
	11,582	—	(11)	1.74	(5)	11/11/2031	—		—	—	—
Martin Picard	25,740	—	(12)	0.67	(8)	8/3/2027	—		—	999,996	$1,239,995
	28,313	—	(13)	0.67	(8)	11/9/2027	—		—	—	—
	165,095	—	(14)	1.39	(8)	1/28/2029	—		—	—	—
	243,242	—	(15)	1.39	(8)	1/28/2029	—		—	—	—
	154	—	(16)	1.39	(8)	1/28/2029	—		—	—	—
	1,544	—	(17)	1.39	(8)	1/28/2029	—		—	—	—
	63	14	(18)	2.85	(8)	11/15/2029	—		—	—	—
	—	177,605	(19)	1.74	(5)	2/7/2030	—		—	—	—
	—	1,376	(20)	1.74	(5)	2/7/2030	—		—	—	—
	—	1,487	(21)	1.74	(5)	6/18/2030	—		—	—	—
	—	61,776	(22)	1.74	(5)	11/5/2030	—		—	—	—
	—	243,391	(23)	1.74	(5)	2/19/2031	—		—	—	—
	—	23,166	(24)	1.74	(5)	11/11/2031	—		—	—	—
	—	1,048,544	(25)	1.74	(5)	8/16/2023	—		—	—	—
(1)    All stock options granted prior to 2020 were granted pursuant to the Sonder Canada Inc. Stock Option Plan. All stock options granted in 2020 and 2021 were granted pursuant to the 2019 Plan. All stock options granted in 2022 were granted pursuant to the 2021 Plan.
(2)    The amounts in this column represent the aggregate grant-date fair value of awards granted to each named executive officer, computed in accordance with FASB’s ASC Topic 718. For a summary of the assumptions used in the valuation of these awards, please see Note 10. Equity Incentive Plans and Stock-Based Compensation to our audited consolidated financial statements included in our Annual Report on Form 10‑K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 16, 2023.

(3)    The amounts in this column represent the performance-based restricted stock unit (RSU) awards granted on May 15, 2022 under the 2021 Management Equity Incentive Plan (the MEIP), which vest (i) 1/6th on the date on which the Common Share Price (as defined in the MEIP) is equal to or greater than $13.00 (Triggering Event I), (ii) 1/6th on the date on which the Common Share Price is equal to or greater than $15.50 (Triggering Event II), (iii) 1/6th on the date on which the Common Share Price is equal to or greater than $18.00 (Triggering Event III), (iv) 1/6th on the date on which the Common Share Price is equal to or greater than $20.50 (Triggering Event IV), (v) 1/6th on the date on which the Common Share Price is equal to or greater than $23.00 (Triggering Event V), and (vi) 1/6th on the date on which the Common Share Price is equal to or greater than $25.50 (Triggering Event VI), subject in each case to the executive officer’s continued employment through the applicable vesting date. The performance period for the RSUs expires on July 17, 2027.
(4)    Represents an option to purchase stock granted on February 19, 2021 subject to performance-based vesting conditions with an original strike price of $6.09, after the application of adjustments to reflect the impact of the Business Combination. Subject to Mr. Davidson remaining an employee through the applicable measurement date, the shares subject to the option will vest in three equal tranches if Sonder achieves certain market capitalization targets prior to December 31, 2023, December 31, 2024, and December 31, 2025, respectively. If an applicable market capitalization target is not achieved by the applicable deadline date, the shares subject to such target will be forfeited at no cost to Sonder. The market value targets may be equitably adjusted for any capitalization adjustments pursuant to the 2019 Plan as determined by the Board in its sole and absolute discretion.
Mr. Davidson elected to tender this option for repricing pursuant to the Company’s one-time offer to reprice eligible stock options (the Offer), which expired on December 1, 2022 (the Repricing Date). On the Repricing Date, pursuant to the terms of the Offer, the option (i) had its per share exercise price repriced, and (ii) received a modified vesting schedule (with a 1-year vesting cliff expiring on December 1, 2023).
(5)    Represents the closing price of one share of the Company’s common stock on the Nasdaq Global Select Market on the Repricing Date.
(6)    Represents 374,713 shares subject to a service-based vesting condition, and 1,498,851 shares subject to performance-based vesting conditions. These shares were issued upon the exercise of an option granted on November 15, 2019, which was fully exercised for 8,243,677 shares by Mr. Davidson on December 2, 2019 through the issuance of a promissory note to Sonder in the amount of $24.6 million. On January 14, 2022, prior to the closing of the Business Combination, Legacy Sonder repurchased 1,855,938 shares of Common Stock of Legacy Sonder held by Mr. Davidson (the equivalent of 2,725,630 shares of our Common Stock after adjusting for the impact of the Business Combination), and the proceeds of such sale were used to completely extinguish Mr. Davidson’s promissory note to the Company, which had a total principal and accrued interest amount of $25,704,735.34 as of the date of the transaction. 2,997,701 of the shares subject to the award vest in 72 equal monthly installments starting on October 1, 2017, generally subject to Mr. Davidson’s continued employment through each applicable vesting date. 5,245,976 shares subject to the award vest upon the achievement of performance-based vesting conditions: 2,248,275 shares vest upon a liquidity event, 1,498,850 shares vest upon a financing event, and 1,498,850 shares vest if Sonder achieves a market capitalization target of $5,000,000,000 on or prior to November 15, 2026, subject to Mr. Davidson remaining an employee through such vesting date. The shares subject to the liquidity event vesting condition and financing event vesting condition vested in February 2021. This award is subject to certain acceleration benefits pursuant to the underlying option agreement as described below under “Potential Payments Upon Termination or Change of Control.”
(7)    Represents an option to purchase common stock granted on January 28, 2019, which vested 25% on January 28, 2020 and vests in equal monthly installments over a period of 36 months thereafter, generally subject to Mr. Banker’s continued employment through each applicable vesting date. As further described below, effective upon Mr. Banker’s resignation as Sonder’s President and Chief Financial Officer on December 31, 2022, the outstanding stock options accelerated and became immediately vested.
(8)    Represents the fair market value of a share of Legacy Sonder common stock on the date of the grant, as determined by the Legacy Board, as adjusted to reflect the impact of the Business Combination.
(9)    Represents an option to purchase common stock granted on June 18, 2020 with an original strike price of $3.00, after the application of adjustments to reflect the impact of the Business Combination. Mr. Banker elected to tender this option for repricing pursuant to the Offer. On the Repricing Date, pursuant to the terms of the Offer, the option (i) had its per share exercise price repriced, and (ii) received a modified vesting schedule (with a 1-year vesting cliff expiring on December 1, 2023). As further described below, effective upon Mr. Banker’s resignation as Sonder’s President and Chief Financial Officer on December 31, 2022, the outstanding stock options accelerated and became immediately vested.
(10)    Represents an option to purchase common stock granted on November 5, 2020, in connection with Mr. Banker’s appointment to President, with an original strike price of $2.93, after the application of adjustments to reflect the impact of the Business Combination. Mr. Banker elected to tender this option for repricing pursuant to the Offer. On the Repricing Date, pursuant to the terms of the Offer, the option (i) had its per share exercise price repriced, and (ii) received a modified vesting schedule (with a 1-year vesting cliff expiring on December 1, 2023). As further described below, effective upon Mr. Banker’s resignation as Sonder’s President and Chief Financial Officer on December 31, 2022, the outstanding stock options accelerated and became immediately vested.
(11)    Represents an option to purchase common stock granted on November 11, 2021 with an original strike price of $8.23, after the application of adjustments to reflect the impact of the Business Combination. Mr. Banker elected to tender this option for repricing pursuant to the Offer. On the Repricing Date, pursuant to the terms of the Offer, the option (i) had its per share exercise price repriced, and (ii) received a modified vesting schedule (with a 1-year vesting cliff expiring on December 1, 2023). As further described below, effective upon Mr. Banker’s resignation as Sonder’s President and Chief Financial Officer on December 31, 2022, the outstanding stock options accelerated and became immediately vested.
(12)    Represents an option to purchase common stock granted on August 3, 2017, after the application of adjustments to reflect the impact of the Business Combination. This option vested 1/48th monthly beginning on May 1, 2017 and is 100% vested.

(13)    Represents an option to purchase common stock granted on November 9, 2017, after the application of adjustments to reflect the impact of the Business Combination. This option vested 1/48th monthly beginning on August 1, 2017 and is 100% vested.
(14)    Represents an option to purchase common stock granted on January 28, 2019, after the application of adjustments to reflect the impact of the Business Combination. The option vested 25% on January 28, 2020, 1/48th on January 31, 2020, and thereafter vested 1/48th in equal monthly installments on the last day of the month. This option is 100% vested.
(15)    Represents an option to purchase common stock granted on January 28, 2019, after the application of adjustments to reflect the impact of the Business Combination. This option vested 1/48th monthly beginning on February 1, 2018 and is 100% vested.
(16)    Represents an option to purchase common stock granted on January 28, 2019, after the application of adjustments to reflect the impact of the Business Combination. This option vested 25% on December 14, 2019, 1/48th on December 31, 2019, and thereafter vested 1/48th in equal monthly installments on the last day of the month. This option is 100% vested.
(17)    Represents an option to purchase common stock granted on January 28, 2019, after the application of adjustments to reflect the impact of the Business Combination. This option vested 25% on March 27, 2018, 1/48th on March 31, 2018, and thereafter vested 1/48th in equal monthly installments on the last day of the month. This option is 100% vested.
(18)    Represents an option to purchase common stock granted on November 15, 2019, after the application of adjustments to reflect the impact of the Business Combination. This option vested 25% on August 13, 2020 and thereafter vests 1/48th in equal monthly installments.
(19)    Represents an option to purchase common stock granted on February 7, 2020 with an original strike price of $2.85, after the application of adjustments to reflect the impact of the Business Combination. This option originally vested 1/48th monthly beginning on March 4, 2020. Mr. Picard elected to tender this option for repricing pursuant to the Offer. On the Repricing Date, pursuant to the terms of the Offer, the option (i) had its per share exercise price repriced, and (ii) received a modified vesting schedule (with a 1-year vesting cliff expiring on December 1, 2023).
(20)    Represents an option to purchase common stock granted on February 7, 2020 with an original strike price of $2.85, after the application of adjustments to reflect the impact of the Business Combination. This option originally vested 25% on May 5, 2016, 1/48 on June 30, 2016, and thereafter vests 1/48th in equal monthly installments over a period of 36 months. Mr. Picard elected to tender this option for repricing pursuant to the Offer. On the Repricing Date, pursuant to the terms of the Offer, the option (i) had its per share exercise price repriced, and (ii) received a modified vesting schedule (with a 1-year vesting cliff expiring on December 1, 2023).
(21)    Represents an option to purchase common stock granted on June 18, 2020 with an original strike price of $3.00, after the application of adjustments to reflect the impact of the Business Combination. This option was 100% vested on the grant date. Mr. Picard elected to tender this option for repricing pursuant to the Offer. On the Repricing Date, pursuant to the terms of the Offer, the option (i) had its per share exercise price repriced, and (ii) received a modified vesting schedule (with a 1-year vesting cliff expiring on December 1, 2023).
(22)    Represents an option to purchase common stock granted on November 5, 2020 with an original strike price of $2.93, after the application of adjustments to reflect the impact of the Business Combination. This option was originally scheduled to vest 25% on November 5, 2021 and thereafter in equal monthly installments over a period of 36 months. Mr. Picard elected to tender this option for repricing pursuant to the Offer. On the Repricing Date, pursuant to the terms of the Offer, the option (i) had its per share exercise price repriced, and (ii) received a modified vesting schedule (with a 1-year vesting cliff expiring on December 1, 2023).
(23)    Represents an option to purchase common stock granted on February 19, 2021 with an original strike price of $6.09, after the application of adjustments to reflect the impact of the Business Combination. This option was originally scheduled to vest 1/48th in equal monthly installments over a period of 48 months starting on March 1, 2021. Mr. Picard elected to tender this option for repricing pursuant to the Offer. On the Repricing Date, pursuant to the terms of the Offer, the option (i) had its per share exercise price repriced, and (ii) received a modified vesting schedule (with a 1-year vesting cliff expiring on December 1, 2023).
(24)    Represents an option to purchase common stock granted on November 11, 2021 with an original strike price of $8.23, after the application of adjustments to reflect the impact of the Business Combination. This option was originally scheduled to vest 1/48th in equal monthly installments over a period of 48 months starting on October 1, 2021. Mr. Picard elected to tender this option for repricing pursuant to the Offer. On the Repricing Date, pursuant to the terms of the Offer, the option (i) had its per share exercise price repriced, and (ii) received a modified vesting schedule (with a 1-year vesting cliff expiring on December 1, 2023).
(25)    Represents an option to purchase common stock granted on August 16, 2022 with an original strike price of $2.55. This option was originally scheduled to vest 1/48th in equal monthly installments over a period of 48 months starting on September 16, 2022. Mr. Picard elected to tender this option for repricing pursuant to the Offer. On the Repricing Date, pursuant to the terms of the Offer, the option (i) had its per share exercise price repriced, and (ii) received a modified vesting schedule (with a 1-year vesting cliff expiring on December 1, 2023).

Named Executive Officer Employment Arrangements
Sonder entered into employment agreements or confirmatory offer letters setting forth the terms and conditions of employment for each of Sonder’s named executive officers, as described below.
Francis Davidson
Legacy Sonder entered into a confirmatory offer letter with Mr. Davidson, its Chief Executive Officer, on September 14, 2021. Mr. Davidson’s offer letter provides for an annual base salary and eligibility to participate in Sonder’s employee benefit plans. Since September 14, 2021, Mr. Davidson’s annual base salary has been $360,000.
Sanjay Banker
Legacy Sonder entered into a confirmatory offer letter with Mr. Banker, its President and Chief Financial Officer, on September 14, 2021. Mr. Banker’s offer letter provides for an annual base salary of $473,680 and eligibility to participate in Sonder’s employee benefit plans. Pursuant to Mr. Baker’s confirmatory offer letter, any stock options granted to him by Sonder will be subject to a four year post-termination exercise period (provided that no option will be exercisable after its term/expiration date, and an option may be subject to earlier termination as required by the applicable equity plan under which it is granted).
Effective as of December 31, 2022 (the Banker Separation Date), Mr. Banker resigned from his role of President and Chief Financial Officer of the Company and all other positions held at the Company and its affiliates. Pursuant to the terms of a letter agreement dated October 15, 2022 (the Banker Agreement), (i) on the Banker Separation Date, the Company accelerated 100% of the then-unvested shares subject to Mr. Banker’s outstanding option awards, and (ii) beginning on January 1, 2023, Mr. Banker (a) agreed to provide services to the Company in fiscal year 2023 as a part-time employee in the role of Senior Advisor, and (b) was nominated to serve as a member of the Board as a Class III director, subject to the Company’s Outside Director Compensation Policy. Mr. Banker is entitled to exercise his vested options for a period of four (4) years from the Banker Separation Date, subject to any early cancellation of Mr. Banker’s options in connection with a change in control or similar transaction as defined in the relevant equity incentive plan. The Company also agreed to provide Mr. Banker and any qualifying family members a lump sum cash payment in a total amount equal to twelve (12) months of COBRA coverage. In addition to compensation under the Outside Director Compensation Policy, Mr. Banker will receive total compensation for his services as Senior Advisor in the amount of $473,680, to be paid in twelve equal monthly installments, subject to forfeiture by Mr. Banker under certain circumstances described in the Banker Agreement. The Banker Agreement also includes non-competition and confidentiality provisions and a release of claims by Mr. Banker.
Martin Picard
Legacy Sonder entered into an employment agreement with Mr. Picard, its Chief Real Estate Officer, which was effective on February 10, 2020. Mr. Picard’s offer letter provides for an annual base salary and eligibility to participate in Sonder’s employee benefit plans. Since August 16, 2022, Mr. Picard’s annual base salary has been CAD480,000.
Employee Benefit Plans
Our named executive officers are entitled to participate in our equity incentive plans and are eligible to participate in our 401(k) plan on the same terms as all other employees. We do not maintain any supplemental health or welfare plans for our named executive officers.
Pension Benefits
We do not maintain any defined benefit pension plans.
Nonqualified Deferred Compensation
We do not maintain any nonqualified deferred compensation plans.

Potential Payments Upon Termination or Change in Control
Francis Davidson
Mr. Davidson’s stock option agreement underlying his option granted in November 2019 to purchase 8,243,677 shares of Sonder common stock (after the application of adjustments to reflect the impact of the Business Combination) (the Davidson 2019 Option Agreement) provides that, (i) if Mr. Davidson’s employment is terminated outside of the one year period following a “liquidity event” (as defined in the Davidson 2019 Option Agreement) or an “initial public offering” (as defined in the Davidson 2019 Option Agreement) by Sonder or a related entity other than for “cause” (as defined in the Davidson 2019 Option Agreement), death or disability, or by Mr. Davidson for “good reason” (as defined in the Davidson 2019 Option Agreement), one sixth (1/6) of the 2,997,701 shares (after the application of adjustments to reflect the impact of the Business Combination) subject to time-based vesting under the Davidson 2019 Option Agreement (the Davidson Time-Based Shares), or such lesser number of Davidson Time-Based Shares as then remain outstanding and unvested, will fully vest, and (ii) if Mr. Davidson’s employment is terminated within the one year period following a liquidity event or an initial public offering by Sonder or a related entity other than for cause, death or disability, or by Mr. Davidson for good reason, 100% of then outstanding and unvested Davidson Time-Based Shares will fully vest.
Sonder Executive Officer Severance Plan
The Legacy Board approved Sonder’s Key Executive Change in Control and Severance Plan (the Severance Plan), effective as of October 7, 2021. Each of Sonder’s named executive officers will participate in the Severance Plan, except that, pursuant to the Banker Agreement, the Company has no further obligation to provide any severance benefits to Mr. Banker under the Severance Plan.
Pursuant to the Severance Plan, if, within the three month period prior to or the 12 month period following a “change in control” (as defined in the Severance Plan) (such period, the Change in Control Period), Sonder terminates the employment of an executive other than for “cause,” death or disability, or the executive resigns for “good reason” (as such terms are defined in the Severance Plan), and within 60 days following such termination, the executive executes a waiver and release of claims in Sonder’s favor in a form specified by Sonder that becomes effective and irrevocable, the executive will be entitled to receive (i) a lump sum payment equal to, with respect to Mr. Davidson, 200%, and with respect to Mr. Picard, 100%, of the executive’s then current annual base salary, (ii) a lump sum payment equal to, with respect to Mr. Davidson, 200%, and with respect to Mr. Picard, 100%, of the executive’s target annual bonus amount for the fiscal year of termination or, if no target annual cash bonus has been set for such year, then the target annual cash bonus amount, if any, the executive was entitled to receive for the immediately prior fiscal year (provided that such lump sum payment will not be made if Sonder does not maintain a bonus plan in the applicable year of termination), (iii) if the executive or any of the executive’s eligible dependent family members have qualifying health coverage, a lump sum payment equal to, with respect to Mr. Davidson, 24 months, and with respect to Mr. Picard, 12 months of the applicable monthly premiums to maintain group health insurance continuation benefits pursuant to COBRA, and (iv) vesting acceleration as to 100% of the then-unvested shares subject to each of the executive’s then outstanding equity awards (and in the case of awards with performance vesting, all performance goals and other vesting criteria will be deemed achieved at target levels of achievement), and any accelerated stock options may be exercised until the earlier of up to two years after the date of acceleration or the expiration date of the option.

Pursuant to the Severance Plan, if, outside of the Change in Control Period, Sonder terminates the employment of an executive other than for cause, death or disability, or the executive resigns for good reason, and within 60 days following such termination, the executive executes a waiver and release of claims in Sonder’s favor in a form specified by Sonder that becomes effective and irrevocable, the executive will be entitled to receive (i) a lump sum payment equal to, with respect to Mr. Davidson, 200%, and with respect to Mr. Picard, 100% of the executive’s then current annual base salary, (ii) a lump sum payment equal to, with respect to Mr. Davidson, 200%, and with respect to Mr. Picard, 100% of the executive’s target annual bonus amount for the fiscal year of termination or, if no target annual cash bonus has been set for such year, then the target annual cash bonus amount, if any, the executive was entitled to receive for the immediately prior fiscal year (provided that such lump sum payment will not be made if Sonder does not maintain a bonus plan in the applicable year of termination), and (iii) if the executive or any of the executive’s eligible dependent family members have qualifying health coverage, a lump sum payment equal to, with respect to Mr. Davidson, 24 months, and with respect to Mr. Picard, 12 months of the applicable monthly premiums to maintain group health insurance continuation benefits pursuant to COBRA, and (iv) the Compensation Committee or the Board will have the power, in its sole discretion, to accelerate and vest any or all of the executive’s then outstanding equity awards, and/or to extend the post-termination exercise period of any or all of the executive’s then-outstanding stock options.
The Severance Plan will be administered by the Compensation Committee of the Board. The administrator will reduce the severance benefits of any executive under the Severance Plan by any other statutory severance obligations or contractual severance benefits (including pursuant to any offer letter or employment agreement in effect between Sonder and the executive), obligations for pay in lieu of notice, and any other similar benefits payable to an executive by Sonder or the parent or subsidiary of Sonder employing the executive that are due in connection with the executive’s qualifying termination and that are in the same form as the severance benefits provided under the Severance Plan.
Pursuant to the Severance Plan, in the event any payment to an executive would be subject to the excise tax imposed by Section 4999 of the U.S. Tax Code (as a result of a payment being classified as a parachute payment under Section 280G of the U.S. Tax Code), except as otherwise expressly provided in an agreement between such executive and Sonder, the executive will receive such payment as would entitle the executive to receive the greatest after-tax benefit, even if it means that Sonder pays the executive a lower aggregate payment so as to minimize or eliminate the potential excise tax imposed by Section 4999 of the U.S. Tax Code.
Repricing or Material Modification of Outstanding Equity Awards
Repricing of Eligible Outstanding Option Awards
On December 1, 2022 (the Repricing Date), the Company closed its Offer to Reprice Eligible Stock Options, whether vested or unvested, with modified vesting terms such that all previously vested options became unvested on the Repricing Date. For senior leadership employees (including our named executive officers), the first vest date was modified to twelve (12) months from the Repricing Date. For other employees, the first vest date was modified to six (6) months from the Repricing Date. On the revised first vesting date, any options that were previously vested or would have become vested under the previous vesting schedule will vest in full, while the remaining unvested options will resume vesting under the original vesting schedule. As a result of the repricing, the exercise price for the following number of options held by our named executive officers was reduced to $1.74 per share, or the closing price of the Company’s common stock on the Repricing Date: (i) options covering 4,728,634 shares of common stock held by Mr. Davidson; (ii) options covering 1,557,990 shares of common stock held by Mr. Banker; and (iii) options covering 1,557,345 shares of common stock held by Mr. Picard.
Modification to CEO Performance Stock Option Award
On December 28, 2022, the Compensation Committee amended the performance-based vesting stock option to purchase 4,728,634 shares of the Company’s common stock (the Performance Stock Option) held by Mr. Davidson (such amendment, the Option Amendment).

The Performance Stock Option was originally granted to Mr. Davidson in February 2021 by Legacy Sonder, pursuant to the terms and conditions of the 2019 Plan and an option agreement between Mr. Davidson and Legacy Sonder (the Performance Stock Option Agreement). On January 18, 2022, in connection with the Business Combination, the Performance Stock Option was assumed by the Company and converted into an option to purchase shares of the Company’s common stock at an adjusted exercise price, but otherwise remained subject to the same terms and conditions as set forth in the 2019 Plan and the Performance Stock Option Agreement. Mr. Davidson elected to reprice the Performance Stock Option pursuant to the Company’s Offer to Reprice Eligible Stock Options. Accordingly, on the Repricing Date, the Performance Stock Option was amended to reduce its exercise price from $6.09 to $1.74 per share and to provide that no shares subject to the Performance Stock Option will be eligible to vest until December 1, 2023, subject to Mr. Davidson continuing to serve through such date, but otherwise remained subject to the same terms and conditions as set forth in the 2019 Plan and the Performance Stock Option Agreement.
The Performance Stock Option Agreement provides that, subject to Mr. Davidson remaining an employee through the applicable measurement date, the shares subject to the Performance Stock Option will vest in three equal tranches if the Company achieves certain stock price targets reflecting market capitalization goals prior to December 31, 2025, December 31, 2026, and December 31, 2027, respectively (each, a Market Value Target). The Company’s stock price, for purposes of measuring attainment of a Market Value Target, is the simple average of the closing price of a share of the Company’s common stock for any thirty (30) consecutive calendar day period, provided that if the Company experiences a change in control, the Company’s stock price, for purposes of measuring attainment of the Market Value Targets, will be equal to the fair market value of the consideration per share of the Company’s common stock received by the stockholders of the Company in such change in control, valued as of the date of the change in control. If a Market Value Target is not achieved by the applicable deadline date, the shares subject to such target will be forfeited at no cost to the Company. The Market Value Targets may be equitably adjusted for any capitalization adjustments pursuant to the 2019 Plan.
Prior to the Option Amendment, the Market Value Targets required to be achieved by December 31, 2023, December 31, 2024 and December 31, 2025 were approximately $15.20, $21.10, and $24.05. Pursuant to the Option Amendment, the Compensation Committee adjusted the dates for the Market Value Targets to be achieved, and the Market Value Targets required to be achieved, to December 31, 2025, December 31, 2026 and December 31, 2027, and to $4.53, $6.39 and $7.14, respectively.
Modification to CEO Performance Restricted Stock Award
Also on December 28, 2022, the Compensation Committee amended the 1,498,850 unvested shares of common stock subject to performance-based vesting (the Performance Restricted Stock) held by Mr. Davidson (such amendment, the Restricted Stock Amendment).
Mr. Davidson purchased the Performance Restricted Stock on December 2, 2019 pursuant to the “early exercise” of an option to purchase shares of Legacy Sonder granted to Mr. Davidson on November 15, 2019 pursuant to the terms and conditions of the Legacy Sonder Stock Option Plan and an equity award agreement between Mr. Davidson and Legacy Sonder (the Performance Grant Agreement).
The shares subject to the Performance Grant Agreement were divided into four separate vesting tranches: (i) a tranche subject to time-based vesting, (ii) a tranche subject to Legacy Sonder becoming publicly traded (the IPO Shares), (iii) a tranche subject to Legacy Sonder achieving certain capital-raising transactions (the Financing Shares), and (iv) a tranche subject to Legacy Sonder achieving a market valuation of $5 billion prior to November 15, 2026, consisting of the Performance Restricted Stock. On February 18, 2021, the Performance Grant Agreement was amended to fully accelerate the vesting of the IPO Shares and the Financing Shares, and to clarify that the Performance Restricted Stock shall be eligible to vest in connection with a special purpose acquisition company transaction and that otherwise achieves the performance goals applicable to the Performance Restricted Stock using an equivalent share price rather than market. On January 18, 2022, in connection with the Business Combination, the Performance Restricted Stock was assumed by the Company and converted into unvested shares of the Company’s common stock, but otherwise remained subject to the same terms and conditions as set forth in the Legacy Sonder 2015 Equity Plan, as amended and the Performance Grant Agreement.

Prior to the Restricted Stock Amendment, the estimated price per share of the Company’s common stock that would be required to meet the market capitalization goal of $5 billion by November 15, 2026 was approximately $18.05. Pursuant to the Restricted Stock Amendment, the Compensation Committee adjusted the performance goal required to be achieved by November 15, 2026 from a market capitalization goal of $5 billion to a stock price target of $5.27. The Company’s stock price, for purposes of measuring attainment of the Performance Restricted Stock target of $5.27 per share, is the simple average of the closing price of a share of the Company’s common stock for any thirty (30) consecutive calendar day period, provided that if the Company experiences a change in control, the Company’s stock price, for purposes of measuring attainment of the Performance Restricted Stock target of $5.27 per share, will be equal to the fair market value of the consideration per share of the Company’s common stock received by the stockholders of the Company in such change in control, valued as of the date of the change in control. If the target is not achieved by November 15, 2026, the Performance Restricted Stock will fail to vest. The target may be equitably adjusted for any capitalization adjustments pursuant to the Legacy Sonder Stock Option Plan.
Acceleration of Mr. Banker’s Option Awards
Pursuant to the terms of the Banker Agreement and in connection with Mr. Banker’s resignation as the Company’s President and Chief Financial Officer, the vesting of one hundred percent (100%) of Mr. Banker’s outstanding option awards were accelerated as of the Banker Termination Date.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Other than compensation arrangements for our directors and executive officers, which are described elsewhere in this Proxy Statement, the following is a description of each transaction since January 1, 2022 and each currently proposed transaction in which:
•    we have been or are to be a participant;
•    the amounts involved exceeded or exceeds $120,000; and
•    any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Registration Rights Agreement
At the closing of the Business Combination, pursuant to the Merger Agreement, the (i) Company, (ii) Gores Metropoulos Sponsor II, LLC (the Sponsor), HRM Holdings II, LLC and Randall Bort, Michael Cramer and Joseph Gatto, who were GM II independent directors prior to the closing of the Business Combination (collectively, the Initial Stockholders) and (iii) those Legacy Sonder stockholders who are a party to that certain Voting and Support Agreement, dated April 29, 2021 (collectively, Legacy Sonder Supporting Stockholders and, together with the Company and the Initial Stockholders, the Registration Rights Holders) entered into a Registration Rights Agreement (the Registration Rights Agreement), pursuant to which the Registration Rights Holders are entitled to certain registration rights with respect to (a) any (1) outstanding share of Common Stock or any warrants held by the Sponsor and issued at the date of closing of the Company’s initial public offering (Private Placement Warrants), (2) shares of Common Stock issued upon the conversion of the 9,897,715 shares of Class F Stock held by the members of Sponsor, and 25,000 shares of Class F Stock held by each of Randall Bort, Michael Cramer and Joseph Gatto (after the forfeiture of 1,277,285 shares of Class F Stock by the Sponsor prior to the completion of the Business Combination) (the Founder Shares) and upon exercise of the Private Placement Warrants, (3) shares of Common Stock issued as Earn Out Shares or issuable upon the conversion of any Earn Out Shares, in each case, held by the stockholders of Legacy Sonder prior to the Business Combination, (4) Common Stock issued or issuable upon conversion of the convertible promissory notes issued by Legacy Sonder to certain purchasers pursuant to the Note Purchase Agreement, dated March 12, 2021, as amended (the Legacy Sonder Convertible Notes) or upon exercise of the warrants issued pursuant to the Note Purchase Agreement, dated on or about March 12, 2021 between Legacy Sonder and the other parties thereto and (5) any other equity security of the Company issued or issuable with respect to any such share of Common Stock referred to in the foregoing clauses “(1)” through “(4)” by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, in each case held by such Registration Rights Holder, subject to certain limitations set forth in the Registration Rights Agreement.
Indemnification Agreements
The Restated Certificate contains provisions limiting the liability of executive officers and directors, and the Bylaws provide that the Company will indemnify each of its executive officers and directors to the fullest extent permitted under Delaware law. The Restated Certificate and the Bylaws also provide the Board with discretion to indemnify certain key employees when determined appropriate by the Board.
The Company has entered into indemnification agreements with all of its directors. These indemnification agreements will, among other things, require the Company to indemnify each of its directors for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director in any action or proceeding arising out of their services as one of the Company’s directors or as a director, executive officer or key employee of any other company or enterprise to which the person provides services at the Company’s request.
Pre-Business Combination Relationships and Related Party Transactions of GM II
Private Placement Warrants
On January 22, 2021, GM II completed the private sale of an aggregate of 5,500,000 Private Placement Warrants to the Sponsor at a price of $2.00 per Private Placement Warrant, each exercisable to purchase one share of Class A Stock (which became Common Stock upon the effectiveness of the Restated Certificate) at $11.50 per share, generating gross proceeds to us of $11,000,000. The Private Placement Warrants have terms and provisions that are identical to those of the warrants (the Public Warrants) sold as part of the units in GM II’s initial public offering, consummated on January 22, 2021 (the GM II IPO), except that the Private Placement Warrants may be physical (cash) or net share (cashless) settled and are not redeemable so long as they are held by the Sponsor or its permitted transferees, and are entitled to certain registration rights. The sale of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Registration Rights
Holders of the Founder Shares, Private Placement Warrants and Public Warrants issued upon conversion of working capital loans, if any, have registration rights pursuant to a registration rights agreement. The holders of these securities are entitled to make up to three demands that the Company register under the Securities Act the Public Warrants and the Common Stock underlying the Public Warrants and the Founder Shares. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed by the Company subsequent to its completion of a business combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Related Party Notes
Prior to the completion of the Business Combination, GM II borrowed $1.5 million from the Sponsor to fund expenses of the Business Combination. The Company repaid this loan on the closing of the Business Combination.
Administrative Services Agreement
On January 19, 2021, GM II entered into an agreement to pay monthly recurring expenses to The Gores Group of $20,000 for office space, utilities and secretarial support. Services commenced on the date the Company securities were first listed on the Nasdaq and terminated upon the closing of the Business Combination.
Pre-Business Combination Relationships and Related Party Transactions of Legacy Sonder
Francis Davidson Promissory Note
On December 2, 2019, Legacy Sonder granted Mr. Davidson the ability to exercise an option award for an aggregate exercise price of $24.6 million with a full recourse promissory note (and security agreement) from Legacy Sonder, bearing interest at the rate of 2.00% per annum, compounding semiannually. As of September 30, 2021, December 31, 2020 and 2019, the aggregate borrowings outstanding under the note, including interest, were $25.6 million, $25.2 million and $24.7 million, respectively. The aggregate outstanding principal amount and interest under the loan was repaid in full prior to the consummation of the Business Combination.
2021 Convertible Promissory Notes
During March 2021, Legacy Sonder issued the Legacy Sonder Convertible Notes in an aggregate principal amount of $165 million to certain investors pursuant to the Note Purchase Agreement, dated March 12, 2021, for which Legacy Sonder received $165 million in exchange for Legacy Sonder’s agreement to issue the investors shares of its capital stock upon the occurrence of certain events described therein. The Legacy Sonder Convertible Notes automatically converted into shares of Legacy Sonder Common Stock immediately prior to the consummation of the Business Combination.

The following table summarizes the Legacy Sonder Convertible Notes issued by Legacy Sonder to holders of more than 5% of its capital stock.

Name of Stockholder	Note Principal Amount ($)
Entities affiliated with Fidelity* (1)(2)	$25,000,000
Westcap Sonder Convert Co-Invest 2021, LLC*	$10,750,000
__________________
*Together with its affiliated entities owned more than 5% of Legacy Sonder capital stock.
(1)Additional details regarding this stockholder and its equity holdings are provided under the section titled “Other Information Related to Sonder, Its Directors and Executive Officers—Security Ownership of Certain Beneficial Owners and Management.”
(2)Entities affiliated with Fidelity, including Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund, Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund, Fidelity Growth Company Commingled Pool, Fidelity Mt. Vernon Street Trust: Fidelity Growth Company K6 Fund, Fidelity Securities Fund: Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Growth Commingled Pool, Fidelity Securities Fund: Fidelity Flex Large Cap Growth Fund, Fidelity Securities Fund: Fidelity Blue Chip Growth K6 Fund, Fidelity Blue Chip Growth Institutional Trust and FIAM Target Date Blue Chip Growth Commingled Pool, collectively, beneficially owned more than five percent of Legacy Sonder’s outstanding shares.
Existing PIPE Investment
Certain investors (including entities affiliated with Fidelity (3,000,000 shares), which held more than 5% of Legacy Sonder’s capital stock) entered into subscription agreements with GM II, which were consummated substantially concurrently with the consummation of the Business Combination, pursuant to which such investors subscribed for shares of Class A Stock (which became Common Stock upon the effectiveness of the Restated Certificate).
New PIPE Investment
On October 27, 2021, the Company entered into subscription agreements with entities affiliated with Fidelity, which held more than 5% of Legacy Sonder’s capital stock, pursuant to which such entities affiliated with Fidelity have agreed to purchase an aggregate of 2,812,148 shares of Class A Stock (which became Common Stock upon the effectiveness of the Restated Certificate) at a price of $8.89 per share. The subscription agreements consummated substantially concurrently with the consummation of the Business Combination.
Employment Agreements
Legacy Sonder entered into employment agreements and offer letter agreements with certain of its executive officers. See the section titled “Executive Compensation—Named Executive Officer Employment Arrangements.”
Amended and Restated Investors’ Rights Agreement
Legacy Sonder was a party to the Amended and Restated Investors’ Rights Agreement, dated as of April 3, 2020, with certain holders of Legacy Sonder’s capital stock, including certain directors, officers and 5% holders of Legacy Sonder’s capital stock, which granted to such holders registration rights and information rights, among other things. This agreement terminated upon the consummation of the Business Combination.
Amended and Restated Right of First Refusal and Co-Sale Agreement
Legacy Sonder was a party to the Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of April 3, 2020, with certain holders of Legacy Sonder’s capital stock including certain directors, officers and 5% holders of Legacy Sonder’s capital stock, which granted Legacy Sonder and certain stockholders the right to purchase shares of Legacy Sonder capital stock which certain stockholders propose to sell to other parties. This agreement terminated upon the consummation of the Business Combination.

Amended and Restated Voting Agreement
Legacy Sonder was a party to the Amended and Restated Voting Agreement, dated as of April 3, 2020, with certain holders of Legacy Sonder’s capital stock including certain directors, officers and 5% holders of Legacy Sonder’s capital stock, where such stockholders agreed to vote their shares of Legacy Sonder capital stock on certain matters, including with respect to the election of directors. This agreement terminated upon the consummation of the Business Combination.
Earn Out Shares
In addition to the consideration paid at the closing of the Business Combination, holders of Legacy Sonder’s Common Stock, Series AA Common Exchangeable Preferred Shares of Sonder Canada Inc. and warrants of Legacy Sonder immediately prior to the effective time of the Business Combination (which holders include certain directors, officers and 5% holders of the Company’s capital stock) may receive their pro rata share of up to an aggregate of 14,500,000 additional shares of Common Stock (the Earn Out Shares) as consideration as a result of the Common Stock achieving certain benchmark share prices as contemplated by the Agreement and Plan of Merger, dated April 29, 2021, as amended on October 27, 2021, by and among the Company, Sunshine Merger Sub I, Inc., Sunshine Merger Sub II, LLC and Legacy Sonder (the Merger Agreement) (each achievement of such a benchmark, a Triggering Event). If no Triggering Event occurs within the period specified in the Merger Agreement, the Company will not be required to issue the Earn Out Shares.
Director and Officer Indemnification
Legacy Sonder’s charter and bylaws provided for indemnification and advancement of expenses for its directors and officers to the fullest extent permitted by the General Corporation Law of the State of Delaware, subject to certain limited exceptions. Legacy Sonder entered into indemnification agreements with each of its directors. As a result of the Business Combination, these agreements were replaced with new indemnification agreements for each post-Business Combination director and officer of the Company.
Review, Approval, and Ratification of Transactions with Related Parties
The Board has adopted a written related person transactions policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and oversight of “related person transactions” (the Related Person Transaction Policy). For purposes of the Related Person Transaction Policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) or any proposed transaction, arrangement or relationship, in which the Company is a participant and in which any “related person” has, had or will have a direct or indirect material interest (as contemplated by Item 404(a) of Regulation S-K under the Exchange Act) and the aggregate amount involved exceeds One Hundred Twenty Thousand U.S. Dollars ($120,000).
Transactions involving compensation for services provided to the Company as an employee, consultant or director will not be considered related person transactions under this policy. For purposes of the Company’s policy, a related person is (i) any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company; (ii) nominees for director of the Company; (iii) any person or entity known by the Company to be the beneficial owner of more than five percent (5%) of any class of the Company’s voting securities (each, a 5% Stockholder); (iv) any immediate family member of any of the foregoing; or (v) affiliates of the Company (i.e., subsidiaries).

Under the Related Person Transaction Policy, each of the Company’s directors and executive officers (and, to the extent that they are otherwise employed by or affiliated with the Company, 5% Stockholders) will inform the Company’s General Counsel or their designee of any potential related person transactions of which they become aware. The Audit Committee will review (with management) on a periodic basis, and no less than quarterly, (i) any proposed related person transactions, or (ii) any related person transactions of which they have become aware and which have not previously been approved by the Audit Committee. The Audit Committee’s review will include, in each case, the terms, business purposes and proposed value of such transactions. After review, the Audit Committee will approve, ratify or disapprove such transactions. In certain limited situations the Chairperson of the Audit Committee may review and approve related person transactions if the aggregate amount involved in any such transaction, or series of related transactions, is expected to be less than Two Hundred Fifty Thousand U.S. Dollars ($250,000). Any such approval will be reported to the Audit Committee at its next regularly scheduled meeting.
To identify related person transactions in advance, the Company will rely on information supplied by the Company’s executive officers, directors and certain significant stockholders.
In considering related person transactions, the Audit Committee will take into account the following factors, to the extent relevant to the related person transaction:
•whether the related person transaction is fair to the Company and on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances;
•the extent of the related person’s interest in the transaction;
•whether there are business reasons for the Company to enter into the related person transaction;
•whether the related person transaction would impair the independence of an outside director, including the ability of any director to serve on a committee of the Board; and
•whether the related person transaction would present an improper conflict of interest for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or Related Person, the direct or indirect nature of the director’s, executive officer’s or related person’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.
The Related Person Transaction Policy grants standing pre-approval of certain transactions, including (1) certain compensation arrangements for our directors or executive officers, (2) transactions with another company at which a related person’s only relationship is as a non-executive employee, director or beneficial owner of less than 10% of that company’s shares, provided that the aggregate amount involved does not exceed the greater of $1,000,000 or 2% of such company’s total annual revenues and the transaction is on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances, (3) charitable contributions by us to a charitable organization, foundation or university at which a related person’s only relationship is as a non-executive employee or director, provided that the aggregate amount involved does not exceed the greater of $1,000,000 or 2% of such organization’s total annual receipts, (4) transactions where a related person’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis and (5) any indemnification or advancement of expenses made pursuant to our organizational documents or any agreement. In addition to our Related Person Transaction Policy, our Audit Committee charter provides that our Audit Committee shall review and approve or disapprove any related person transactions.
All of the transactions described above were entered into prior to the adoption of the Related Person Transactions Policy.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notice of Internet Availability or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Notice of Internet Availability or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability or proxy materials, please notify your broker or contact Broadridge Financial Solutions, Inc. in writing: Attn: Householding Department, 51 Mercedes Way, Edgewood, NY 11717; or by telephone: 1-866-540-7095. Stockholders who currently receive multiple copies of the Notice of Internet Availability or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice of Internet Availability or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

APPROVAL
The contents of this Proxy Statement and the sending thereof to the stockholders have been authorized by the Board.
By Order of the Board of Directors
Philip Rothenberg
General Counsel and Secretary
April 19, 2023
A copy of our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 16, 2023, is available without charge upon written request to Investor Relations, Sonder Holdings Inc., 500 E 84th Ave., Suite A-10 Thornton, CO, 80229 or by accessing a copy on Sonder’s Investors Relations website at investors.sonder.com under “Financials & Filings.”

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 5, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SOND2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 5, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V12800-P91712

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SONDER HOLDINGS INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class II directors to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Gilda Perez-Alvarado
02) Michelle Frymire

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. Ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for Sonder Holdings Inc. for the fiscal year ending December 31, 2023.	☐	☐	☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). **If no direction is made, this proxy will be voted FOR items 1 and 2.** If any other matters properly come before the meeting or any adjournment or postponement thereof, the persons named in this proxy will vote in their discretion.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as Joint tenants, all parties in the joint tenancy must sign. If a signer or corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

V12801-P91712

SONDER HOLDINGS INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
JUNE 6, 2023

The stockholder(s) hereby appoint(s) Francis Davidson and Philip Rothenberg, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Special Voting Common) Stock of Sonder Holdings Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 3:00 PM, Pacific Time on June 6, 2023, virtually by visiting www.virtualshareholdermeeting.com/SOND2023, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, AND FOR PROPOSAL 2. The proxy holders will vote, in their discretion, on any other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE